UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2006

Semiannual Report to Shareholders

DWS Managed Municipal Bond Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and during the 3-year, 5-year and 10-year periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Managed Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/06
DWS Managed Municipal Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	4.16%	6.12%	4.09%	5.04%	5.32%
Class B	3.77%	5.33%	3.31%	4.23%	4.51%
Class C	3.76%	5.31%	3.31%	4.22%	4.49%
Lehman Brothers Municipal Bond Index+	4.53%	6.12%	4.69%	5.40%	5.75%
DWS Managed Municipal Bond Fund	6-Month*	1-Year	3-Year	Life of Class*
Institutional Class	4.26%	6.38%	4.32%	4.61%
Lehman Brothers Municipal Bond Index+	4.53%	6.12%	4.69%	4.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/06	$ 9.16	$ 9.16	$ 9.16	$ 9.16
5/31/06	$ 9.04	$ 9.04	$ 9.04	$ 9.04
Distribution Information: Six Months: Income Dividends as of 11/30/06	$ .20	$ .16	$ .16	$ .21
Capital Gains as of 11/30/06	$ .05	$ .05	$ .05	$ .05
November Income Dividend	$ .0328	$ .0271	$ .0271	$ .0338
SEC 30-day Yield++ as of 11/30/06	3.38%	2.78%	2.78%	3.78%
Tax Equivalent Yield++ as of 11/30/06	5.20%	4.28%	4.28%	5.82%
Current Annualized Distribution Rate++ as of 11/30/06	4.36%	3.60%	3.60%	4.49%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.36%, 2.72% and 2.75% for Classes A, B and C, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on November 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.34%, 3.54% and 3.57% for Classes A, B and C, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — General Municipal Debt Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	90	of	259	35
3-Year	127	of	247	52
5-Year	73	of	228	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Managed Municipal Bond Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550. The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/06
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,135	$10,772	$12,214	$16,039
	Average annual total return	1.35%	2.51%	4.08%	4.84%
Class B	Growth of $10,000	$10,233	$10,829	$12,203	$15,542
	Average annual total return	2.33%	2.69%	4.06%	4.51%
Class C	Growth of $10,000	$10,531	$11,026	$12,298	$15,516
	Average annual total return	5.31%	3.31%	4.22%	4.49%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,612	$11,473	$13,010	$17,487
	Average annual total return	6.12%	4.69%	5.40%	5.75%
DWS Managed Municipal Bond Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,063,800	$1,135,300	$1,212,900
	Average annual total return	6.38%	4.32%	4.61%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,061,200	$1,147,300	$1,224,600
	Average annual total return	6.12%	4.69%	4.88%

The growth of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 11/30/06
DWS Managed Municipal Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	4.28%	6.37%	4.35%	5.29%	5.55%
Lehman Brothers Municipal Bond Index+	4.53%	6.12%	4.69%	5.40%	5.75%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/06	$ 9.17
5/31/06	$ 9.05
Distribution Information: Six Months: Income Dividends as of 11/30/06	$ .21
Capital Gains as of 11/30/06	$ .05
November Income Dividend	$ .0346
SEC 30-day Yield++ as of 11/30/06	3.77%
Tax Equivalent Yield++ as of 11/30/06	5.80%
Current Annualized Distribution Rate++ as of 11/30/06	4.59%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.74% for Class S had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.56% for Class S had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — General Municipal Debt Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	63	of	259	25
3-Year	99	of	247	40
5-Year	51	of	228	23
10-Year	23	of	146	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Managed Municipal Bond Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/06
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,637	$11,362	$12,943	$17,167
	Average annual total return	6.37%	4.35%	5.29%	5.55%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,612	$11,473	$13,010	$17,487
	Average annual total return	6.12%	4.69%	5.40%	5.75%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2006 to November 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment (Including Interest Expense)** for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,041.60	$ 1,037.70	$ 1,037.60	$ 1,042.80	$ 1,042.60
Expenses Paid per $1,000*	$ 5.17	$ 8.99	$ 9.04	$ 3.94	$ 3.94
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,020.00	$ 1,016.24	$ 1,016.19	$ 1,021.21	$ 1,021.21
Expenses Paid per $1,000*	$ 5.11	$ 8.90	$ 8.95	$ 3.90	$ 3.90
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	1.01%	1.76%	1.77%	.77%	.77%

For more information, please refer to the Fund's prospectus.

Expenses and Value of a $1,000 Investment (Excluding Interest Expense)** for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,041.60	$ 1,037.70	$ 1,037.60	$ 1,042.80	$ 1,042.60
Expenses Paid per $1,000*	$ 3.74	$ 7.56	$ 7.61	$ 2.51	$ 2.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,021.41	$ 1,017.65	$ 1,017.60	$ 1,022.61	$ 1,022.61
Expenses Paid per $1,000*	$ 3.70	$ 7.49	$ 7.54	$ 2.48	$ 2.48
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.73%	1.48%	1.49%	.49%	.49%
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon, Ashton P. Goodfield and Eleanor R. Lynch serve as co-lead portfolio managers of DWS Managed Municipal Bond Fund. Matthew J. Caggiano is also a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the semiannual period ended November 30, 2006?

A: Municipal bonds delivered strong results over the six months. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a positive total return of 4.53% for the six months ended November 30, 2006.1 The broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 5.93% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

After increasing short term interest rates by a quarter point at 17 consecutive meetings, the US Federal Reserve Board (the Fed) held rates steady beginning in August. This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 5.25% at the end of November. Municipal yields fell across all maturities, with the largest declines on the long end of the curve.3 Since a bond's yield moves in the opposite direction of its price, this meant that prices of municipal bonds generally rose.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The relationship between supply of, and demand for, municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For much of the period, supply nationally was significantly lower as compared to the same period in 2005, although as rates have fallen issuance has shown signs of strengthening. On the demand side, the municipal market has been increasingly driven by institutional investors using non-traditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In addition, there has been strong interest from foreign buyers due to attractive features of the municipal market, such as a relatively steep yield curve and low volatility compared to other available markets. The combination of lightening supply of, and strong institutional demand for, municipal issues contributed to their strong performance relative to many areas of the domestic taxable market.

The municipal bond yield curve flattened during the six-month period. The two-year bond yield decreased 14 basis points from 3.59% to 3.45%, while the 30-year yield fell 62 basis points to 3.91% from 4.53%, resulting in a total flattening of 48 basis points. At the end of the period, the yield curve was actually slightly inverted between two and five years, with the two-year bond yielding 3.45% versus 3.43% for the five-year. The following graph shows municipal bond yield changes from the beginning to the end of the period.

Municipal Bond Yield Curve (as of 5/31/06 and 11/30/06)

Source: Municipal Market Data, AAA-rated universe

This chart is not intended to represent the yield of any DWS fund.

Q: How did DWS Managed Municipal Bond Fund perform for the six-month period ended November 30, 2006?

A: DWS Managed Municipal Bond Fund posted a positive return over the period. The fund's Class A shares delivered a total return of 4.16%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 10 for the performance of other share classes and more complete performance information.) The fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 4.53%. The fund's performance was roughly in line with that of its average peer in the Lipper General Municipal Debt Funds category, which gained 4.19%.4

4 The Lipper General Municipal Debt Funds category includes funds that invest primarily in municipal debt issues in the top four credit ratings. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the General Municipal Debt Funds category. For the one-, three- and five-year periods this category's average return was 5.77% (259 funds), 4.18% (247 funds) and 4.72% (228 funds), respectively, as of 11/30/06. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period ended November 30, 2006?

A: We continue to manage the fund for total return, while also seeking to provide shareholders with a relatively consistent level of income. For much of the period, we maintained a relatively conservative posture, meaning that we sought to avoid taking any undue credit or interest rate risk. This translated into an underweighting of both lower quality and longer maturity issues compared to many of the fund's peers.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

With respect to credit risk, the yield advantage provided by BBB-rated versus AAA-rated issues has for some time been narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward. While spreads remained narrow over the period, reflecting a continued positive credit environment, we believe the fund is well positioned should spreads widen.

We do not try to predict the overall level of interest rates and attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.6 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. The flattening of the yield curve has significantly reduced the income advantage provided by longer-term issues. In fact, at the end of the period, AAA-rated 30-year municipal bond yields were at their lowest levels in a generation. In this environment, we are currently emphasizing bonds with maturities in the 10- to 15-year range.

6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates. And, that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Performance benefited from holdings of zero coupon bonds that responded well in a falling rate environment. In addition, our continued exposure to inverse floaters (instruments whose coupon rates move in the opposite direction of short-term rates) helped performance, although this position was trimmed going into the fiscal year with the increase in short-term rates. The fund's lack of exposure to the long end of the yield curve constrained performance to a degree, as the 30 year bond experienced the biggest decline in yield and corresponding price rise.

The fund has long employed hedging strategies designed to benefit from the performance of the municipal market relative to taxable bonds. As noted above, institutional investors using similar non-traditional strategies have been driving a fundamental shift in the dynamics of the municipal market. As a result, we believe the municipal yield curve has not only flattened but can be expected to remain flatter than its historical norm. In addition, as their use in hedging strategies increases, municipal returns are becoming more influenced by those of other markets. We are monitoring these trends closely and factoring them into our decisions with respect to yield curve exposure and the degree to which we use hedging strategies to maximize returns.

At the end of the period, the 10-year municipal bond was yielding nearly 80% of the comparable maturity US Treasury bond before taking into account the impact of taxes, reflecting in our view a reasonably attractive valuation. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Portfolio Composition	11/30/06	5/31/06

Revenue Bonds	49%	51%
General Obligation Bonds	23%	22%
US Government Secured	20%	18%
Lease Obligations	8%	9%
	100%	100%
Quality	11/30/06	5/31/06

AAA	71%	71%
AA	7%	8%
A	5%	7%
BBB	5%	6%
BB	1%	—
B	1%	—
Not Rated	10%	8%
	100%	100%
Effective Maturity	11/30/06	5/31/06

0-4.99 years	39%	31%
5-9.99 years	47%	51%
10-14.99 years	12%	16%
Greater than 15 years	2%	2%
	100%	100%

Weighted average effective maturity: 6.36 years and 6.64 years, respectively.

Portfolio composition, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Total Investment Portfolio)	11/30/06	5/31/06

California	16%	17%
Illinois	11%	11%
New Jersey	8%	8%
New York	7%	7%
Texas	7%	7%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 90.6%
Alabama 0.1%
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	4,318,800
Alaska 0.5%
Anchorage, AK, Core City General Obligation, 5.5%, 7/1/2021 (a)	3,860,000	4,239,284
Anchorage, AK, Electric Revenue, 6.5%, 12/1/2015 (a)	5,000,000	6,075,200
Anchorage, AK, State General Obligation:
5.5%, 7/1/2019 (a)	2,500,000	2,745,650
5.5%, 7/1/2020 (a)	2,500,000	2,745,650
North Slope Borough, AK, County General Obligation Lease, Series B, Zero Coupon, 6/30/2011 (a)	5,000,000	4,215,250
		20,021,034
Arizona 1.3%
Apache County, AZ, Industrial Development Authority Revenue, Tucson Electric Power Co., Springerville Generating Station, 3.52%*, 12/1/2020, Credit Suisse First Boston (b)	4,000,000	4,000,000
Arizona, School District General Obligation, School Facilities Board Revenue:
5.5%, 7/1/2014	5,000,000	5,412,450
5.5%, 7/1/2015	3,000,000	3,247,470
5.5%, 7/1/2016	5,000,000	5,412,450
Mesa, AZ, Electric Revenue:
5.25%, 7/1/2016 (a)	7,500,000	8,433,975
5.25%, 7/1/2017 (a)	10,000,000	11,351,800
Phoenix, AZ, Transportation/Tolls Revenue, Series A, Zero Coupon, 7/1/2012 (a)	4,675,000	3,792,594
Phoenix, AZ, Water & Sewer Revenue, Civic Improvement Corp., Prerefunded, 6.0%, 7/1/2011 (a)	4,105,000	4,481,962
Scottsdale, AZ, General Obligation, 5.375%, 7/1/2015	1,635,000	1,762,661
Tucson, AZ, Water & Sewer Revenue, 5.5%, 7/1/2018 (a)	4,100,000	4,548,130
		52,443,492
Arkansas 0.5%
Jonesboro, AR, Hospital & Healthcare Revenue, Healthcare Facilities Authority, Bernard's Regional Medical Center, Series A, 5.8%, 7/1/2012 (a)	4,025,000	4,111,779
North Little Rock, AR, Electric Revenue, Series A, 6.5%, 7/1/2015 (a)	13,080,000	15,121,003
		19,232,782
California 15.6%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, 8.0%, 1/1/2019 (a)	885,000	1,119,074
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, 8.0%, 1/1/2019 (a)	880,000	1,032,856
California, Department of Water Resources Revenue:
Prerefunded, Series W, 5.5%, 12/1/2015	565,000	618,754
5.5%, 12/1/2015	2,825,000	3,076,821
California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.25%, 5/1/2020	2,000,000	2,195,720
Series A, 5.375%, 5/1/2021	5,000,000	5,520,000
Series A, 5.375%, 5/1/2022	10,665,000	11,774,160
Series A, 5.875%, 5/1/2016	20,000,000	22,570,600
California, Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1, 6.625%, 6/1/2040	17,545,000	20,013,757
California, Higher Education Revenue, Marymount University, Zero Coupon, 10/1/2014 (a)	1,000,000	743,120
California, Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.0%, 6/1/2025	2,500,000	2,639,650
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	1,190,000	1,221,130
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.5%, 6/1/2043	9,950,000	11,070,868
Series B, 5.625%, 6/1/2038	37,265,000	41,731,583
Series 2003-A-1, 6.75%, 6/1/2039	37,520,000	43,179,892
California, State Agency General Obligation Lease, Series A, 6.3%, 12/1/2006 (a)	8,095,000	8,095,567
California, State General Obligation:
5.0%, 5/1/2015	10,450,000	11,446,930
5.0%, 3/1/2017	10,000,000	10,938,000
Series 1, 5.0%, 9/1/2019	12,700,000	13,783,818
5.0%, 6/1/2029 (a)	25,000,000	26,741,750
5.0%, 2/1/2031 (a)	26,975,000	28,458,086
5.0%, 12/1/2031 (a)	22,470,000	23,936,617
5.125%, 11/1/2024	5,000,000	5,363,450
5.25%, 2/1/2017	17,450,000	19,059,588
6.25%, 10/1/2007 (a) (c)	4,000,000	4,089,120
California, State Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,890,276
Series A, 5.5%, 6/1/2022	1,400,000	1,561,350
California, State Revenue Lease, 5.25%, 12/1/2020 (a)	22,040,000	23,907,008
California, State Revenue Lease, Public Works Board, Department of Corrections:
Series C, 5.5%, 6/1/2020	5,000,000	5,555,650
Series C, 5.5%, 6/1/2021	2,500,000	2,774,575
California, State University Revenue:
Series A, 5.125%, 5/15/2017 (a)	10,000,000	10,880,700
Series A, 5.25%, 11/1/2021 (a)	4,000,000	4,378,760
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2015	11,000,000	8,113,270
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	3,360,050
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	14,080,524
Series A, Prerefunded, 6.0%, 1/1/2016	20,400,000	21,950,196
Series A, ETM, 7.05%, 1/1/2009	5,000,000	5,364,850
Series A, Prerefunded, 7.1%, 1/1/2011	4,000,000	4,500,160
Series A, Prerefunded, 7.1%, 1/1/2012	4,000,000	4,500,160
Series A, Prerefunded, 7.15%, 1/1/2014	6,250,000	7,040,625
Los Angeles County, CA, County General Obligation Lease:
Zero Coupon, 9/1/2007	4,030,000	3,910,752
Zero Coupon, 9/1/2009	5,425,000	4,880,439
Los Angeles County, CA, Sanitation Districts Financing Authority Revenue, Capital Project, Series A, 5.0%, 10/1/2019 (a)	20,000,000	21,688,800
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, Series C, AMT, 7.5%, 12/1/2024	2,500,000	2,816,850
Los Angeles, CA, School District General Obligation, Unified School District:
Series A, 5.0%, 7/1/2023 (a)	12,000,000	12,784,920
Series A, 5.0%, 7/1/2024 (a)	10,000,000	10,636,100
5.75%, 7/1/2015 (a)	2,000,000	2,327,140
5.75%, 7/1/2016 (a)	17,000,000	19,985,540
Los Angeles, CA, Unified School District:
Series A-1, 5.0%, 7/1/2017 (a)	10,000,000	10,908,000
Series A, 5.375%, 7/1/2018 (a)	16,575,000	18,445,157
Madera County, CA, Hospital & Healthcare Revenue, Valley Childrens Hospital, 6.5%, 3/15/2010 (a)	2,840,000	3,099,320
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2014 (a)	4,235,000	3,157,531
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014 (a)	2,000,000	2,266,100
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015 (a)	1,000,000	715,320
San Diego, CA, School District General Obligation, Series A, Zero Coupon, 7/1/2014 (a)	3,420,000	2,566,607
San Diego, CA, Water & Sewer Revenue:
5.632%, 4/25/2007 (a)	6,300,000	6,353,235
5.681%, 4/22/2009 (a)	4,500,000	4,727,160
San Joaquin County, CA, County General Obligation Lease, Facilities Project, 5.5%, 11/15/2013 (a)	3,895,000	4,304,248
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2012 (a)	5,000,000	4,141,450
Series A, Zero Coupon, 1/15/2013 (a)	35,295,000	28,128,350
Series A, Zero Coupon, 1/15/2014 (a)	14,905,000	11,406,498
Southern California, Metropolitan Water District, Waterworks Revenue, Series A, 3.25%*, 7/1/2025	1,000,000	1,000,000
Ukiah, CA, School District General Obligation Lease, Zero Coupon, 8/1/2015 (a)	2,000,000	1,430,640
Vallejo City, CA, General Obligation, Unified School District, Series A, 5.9%, 2/1/2022 (a)	3,905,000	4,820,605
		630,779,827
Colorado 2.7%
Colorado, E-40 Public Highway Authority Revenue, Series B, Zero Coupon, 9/1/2016 (a)	5,000,000	3,395,700
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	3,000,000	3,414,720
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014 (a)	11,295,000	8,389,361
Series B, Zero Coupon, 9/1/2015 (a)	21,500,000	15,276,180
Series B, Zero Coupon, 9/1/2017 (a)	8,000,000	5,181,760
Series B, Zero Coupon, 9/1/2018 (a)	20,560,000	12,716,566
Series B, Zero Coupon, 9/1/2019 (a)	36,500,000	21,563,105
Series B, Zero Coupon, 9/1/2020 (a)	7,000,000	3,952,200
Series B, Zero Coupon, 9/1/2034	15,200,000	2,182,416
Series A, 5.75%, 9/1/2014 (a)	14,700,000	16,801,365
Denver, CO, School District General Obligation, Series A, 6.5%, 12/1/2010	3,000,000	3,329,310
Douglas County, CO, School District General Obligation, 7.0%, 12/15/2013 (a)	2,500,000	3,025,550
Mesa County, CO, Residual Revenue, EMT, Zero Coupon, 12/1/2011	11,435,000	9,504,772
		108,733,005
Connecticut 0.7%
Connecticut, State General Obligation:
Series A, 5.375%, 4/15/2019	10,075,000	10,985,175
Series C, 5.5%, 12/15/2014	5,000,000	5,667,850
Series A, 5.5%, 12/15/2015	5,000,000	5,721,750
Series B, 5.5%, 6/15/2018	1,000,000	1,099,150
Prerefunded, Series E, ETM, 6.0%, 3/15/2012	170,000	190,227
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,753,705
		26,417,857
District of Columbia 0.2%
District of Columbia, Core City General Obligation:
Series B3, 5.5%, 6/1/2012 (a)	1,050,000	1,149,614
Series A1, 6.5%, 6/1/2010 (a)	1,095,000	1,201,084
Series A1, Prerefunded, 6.5%, 6/1/2010 (a)	1,175,000	1,286,084
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023 (a)	5,000,000	5,854,250
		9,491,032
Florida 2.8%
Florida, State Board of Public Education, Series D, 5.375%, 6/1/2019	1,000,000	1,084,520
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018 (a)	1,250,000	1,483,175
Florida, Water Pollution Control Financing Corp. Revenue, 5.5%, 1/15/2014	1,000,000	1,081,130
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018 (a)	2,000,000	1,239,980
Gainesville, FL, Utilities System Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,512,631
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems: 5.25%, 11/15/2020	1,000,000	1,042,070
Prerefunded, 5.25%, 11/15/2028	170,000	177,021
5.25%, 11/15/2028	5,130,000	5,345,819
Highlands County, FL, Health Facilities Authority Revenue, Adventist Sunbelt, Series A, 6.0%, 11/15/2031	7,000,000	7,816,900
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, 6.5%, 8/15/2019 (a)	1,000,000	1,227,630
Jacksonville, FL, Health Facilities Authority, Prerefunded, ETM, 11.5%, 10/1/2012	85,000	119,746
Jacksonville, FL, Sales & Special Tax Revenue, Local Government:
5.5%, 10/1/2015 (a)	4,730,000	5,389,409
5.5%, 10/1/2016 (a)	6,760,000	7,768,524
5.5%, 10/1/2018 (a)	6,470,000	7,540,526
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016 (a)	1,350,000	930,623
Miami Beach, FL, Stormwater Revenue, 5.75%, 9/1/2017 (a)	725,000	785,958
Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014 (a)	2,195,000	1,534,437
Series A, Zero Coupon, 10/1/2022 (a)	7,000,000	3,097,640
Nassau County, FL, ICF/MR-Intercare Facilities Mentally Retarded Revenue, GF/Amelia Island Properties Project, Series A, 9.75%, 1/1/2023	920,000	923,027
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, ETM, 6.25%, 10/1/2016 (a)	70,000	82,975
Series 2006-A, 6.25%, 10/1/2016 (a)	1,100,000	1,303,896
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
5.75%, 12/1/2032	1,000,000	1,112,570
Series A, 6.25%, 10/1/2018 (a)	500,000	608,655
Series C, 6.25%, 10/1/2021 (a)	6,000,000	7,510,740
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (a)	2,830,000	3,385,189
Orlando & Orange County, FL, Expressway Authority Revenue, 6.5%, 7/1/2012 (a)	1,000,000	1,147,430
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	6,500,000	7,851,090
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	516,130
Palm Beach County, FL, Airport Systems Revenue:
5.75%, 10/1/2012 (a)	3,775,000	4,191,269
5.75%, 10/1/2013 (a)	3,770,000	4,244,945
5.75%, 10/1/2014 (a)	755,000	860,511
Palm Beach County, FL, Airport Systems Revenue, Prerefunded:
5.75%, 10/1/2012 (a)	1,225,000	1,366,206
5.75%, 10/1/2013 (a)	1,230,000	1,392,508
5.75%, 10/1/2014 (a)	245,000	281,125
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (a)	110,000	138,665
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (a)	12,500,000	14,267,375
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016 (a)	1,005,000	1,154,936
Tampa, FL, Occupational License Tax, Series A, 5.375%, 10/1/2017 (a)	1,000,000	1,090,160
Tampa, FL, Sales Tax Revenue, Series A, 5.375%, 10/1/2017 (a)	500,000	542,670
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020 (a)	2,075,000	2,475,475
Tampa, FL, Utility Tax Revenue, Zero Coupon, 10/1/2014 (a)	3,165,000	2,350,171
Tampa, FL, Water Utility Systems Revenue, Prerefunded, 5.625%, 10/1/2013 (a)	1,850,000	2,020,403
Westchase, FL, Community Development District, Special Assessment Revenue, 5.8%, 5/1/2012 (a)	2,965,000	3,029,400
		113,025,260
Georgia 2.7%
Atlanta, GA, Airport Revenue AMT:
Series B, 5.75%, 1/1/2010 (a)	4,240,000	4,497,495
Series B, 5.75%, 1/1/2011 (a)	1,590,000	1,699,821
Series C, 6.0%, 1/1/2011 (a)	7,375,000	7,939,925
Atlanta, GA, General Obligation, Series A:
5.0%, 12/1/2017 (a)	6,510,000	7,151,430
5.0%, 12/1/2019 (a)	7,400,000	8,087,016
5.0%, 12/1/2020 (a)	6,675,000	7,283,560
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue, Series A, 5.0%, 7/1/2018 (a)	21,950,000	24,178,803
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019 (a)	13,000,000	14,959,100
Cobb County, GA, Hospital & Healthcare Revenue, Series A, 5.625%, 4/1/2011 (a)	2,305,000	2,428,410
Georgia, Municipal Electric Authority Power Revenue:
Series Y, Prerefunded,ETM, 6.4%, 1/1/2013 (a)	195,000	219,537
Series 2005-Y, Prerefunded, 6.4%, 1/1/2013 (a)	35,000	38,789
Series 2005-Y, 6.4%, 1/1/2013 (a)	3,270,000	3,664,231
Series V, 6.5%, 1/1/2012 (a)	5,000,000	5,424,100
Series X, 6.5%, 1/1/2012 (a)	3,500,000	3,785,845
Series W, 6.6%, 1/1/2018 (a)	11,270,000	13,426,289
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, 6.6%, 1/1/2018 (a)	200,000	242,166
Macon-Bibb County, GA, Hospital & Healthcare Revenue, Series C, 5.25%, 8/1/2011 (a)	3,000,000	3,219,540
		108,246,057
Hawaii 0.0%
Hawaii, State General Obligation, Series CU, Prerefunded, 5.875%, 10/1/2014 (a)	1,500,000	1,625,925
Illinois 10.3%
Chicago, IL, Core City General Obligation:
Zero Coupon, 1/1/2017 (a)	20,000,000	13,334,200
Series B, 5.0%, 1/1/2011 (a)	1,620,000	1,708,258
Series B, 5.125%, 1/1/2015 (a)	9,550,000	10,368,817
Series A, 5.375%, 1/1/2013 (a)	15,410,000	16,489,933
6.25%, 1/1/2011 (a)	3,000,000	3,229,500
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014 (a)	5,000,000	5,532,450
Chicago, IL, School District General Obligation Lease, Board of Education:
Series A, 6.0%, 1/1/2016 (a)	11,025,000	12,980,173
Series A, 6.0%, 1/1/2020 (a)	46,340,000	55,756,751
Series A, 6.25%, 1/1/2009 (a)	6,735,000	7,097,949
Series A, 6.25%, 1/1/2015 (a)	28,725,000	32,957,054
Chicago, IL, School District General Obligation Lease, Public Housing Revenue, Series A, 5.25%, 12/1/2011 (a)	9,705,000	10,452,867
Chicago, IL, School District General Obligation, Board of Education:
Series B, Zero Coupon, 12/1/2009 (a)	7,615,000	6,829,208
Series A, Zero Coupon, 12/1/2014 (a)	2,000,000	1,471,900
6.0%, 12/1/2016 (a)	5,000,000	5,100,300
Chicago, IL, School District Revenue Lease, Board of Education, 6.25%, 12/1/2011 (a)	1,600,000	1,793,696
Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012 (a)	6,350,000	5,078,666
Zero Coupon, 11/1/2018 (a)	5,165,000	3,165,474
5.375%, 1/1/2013 (a)	3,215,000	3,519,718
Cook & Du Page Counties, IL, High School District No. 210:
ETM, Zero Coupon, 12/1/2009 (a)	2,575,000	2,312,015
Zero Coupon, 12/1/2009 (a)	285,000	255,292
Cook County, IL, County General Obligation, 6.5%, 11/15/2014 (a)	18,560,000	22,153,402
Hoffman Estates, IL, Sales & Special Tax Revenue, Tax Increment Revenue, Zero Coupon, 5/15/2007	15,460,000	15,139,823
Illinois, Airport Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 6/15/2011 (a)	895,000	756,714
Illinois, Development Finance Authority, Hospital Revenue, Adventist Health System, Sunbelt Obligation, 5.5%, 11/15/2020	10,000,000	10,643,200
Illinois, Health Facilities Authority, ETM, 7.0%, 2/15/2009	2,285,000	2,372,950
Illinois, Higher Education Revenue, Zero Coupon, 4/1/2015 (a)	3,300,000	2,388,639
Illinois, Hospital & Healthcare Revenue, Development Finance Authority, Adventist Health System, 5.5%, 11/15/2029	5,475,000	5,827,152
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,029,950
6.0%, 8/15/2007 (a)	1,460,000	1,484,046
6.0%, 8/15/2009 (a)	1,640,000	1,738,859
6.25%, 8/15/2013 (a)	3,400,000	3,765,432
Series A, 6.25%, 1/1/2015 (a)	17,000,000	18,806,590
6.4%, 6/1/2008 (a)	1,350,000	1,404,513
Illinois, Metropolitan Pier and Exposition Authority, Series A, ETM, Zero Coupon, 6/15/2011 (a)	2,900,000	2,455,198
Illinois, Pollution Control Revenue, Development Finance Authority, 5.85%, 1/15/2014 (a)	5,000,000	5,655,600
Illinois, Project Revenue, Zero Coupon, 1/1/2014 (a)	17,975,000	13,709,173
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016 (a)	10,000,000	6,862,600
Illinois, Sales & Special Tax Revenue:
6.25%, 12/15/2011 (a)	3,000,000	3,269,790
6.25%, 12/15/2020 (a)	6,975,000	8,479,228
Series A, 6.5%, 12/15/2007 (a)	4,765,000	4,905,663
Series A, 6.5%, 12/15/2008 (a)	5,255,000	5,556,006
Series P, 6.5%, 6/15/2013	2,100,000	2,315,418
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2013 (a)	7,565,000	5,906,147
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018 (a)	6,660,000	4,075,720
Illinois, State General Obligation, 5.5%, 5/1/2016 (a)	2,500,000	2,856,775
Illinois, Water & Sewer Revenue, Northwest Suburban Municipal Joint Action Water Agency, 6.45%, 5/1/2007 (a)	2,575,000	2,605,334
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012 (a)	2,045,000	2,261,995
Kane Cook & Du Page Counties, IL, School District General Obligation:
Series B, Zero Coupon, 1/1/2011 (a)	1,040,000	892,798
Series B, Zero Coupon, 1/1/2012 (a)	1,300,000	1,072,942
Series B, Zero Coupon, 1/1/2013 (a)	4,595,000	3,645,443
Kane County, IL, School District General Obligation, Aurora West Side, Series A, 6.5%, 2/1/2010 (a)	1,775,000	1,926,283
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017 (a)	1,885,000	2,305,732
Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013 (a)	5,880,000	4,511,254
Series B, Zero Coupon, 12/1/2014 (a)	5,985,000	4,401,189
Northern, IL, Higher Education Revenue, University, Auxiliary Facilities System, Zero Coupon, 10/1/2007 (a)	1,865,000	1,811,083
Rosemont, IL, Capital Appreciation Tax:
ETM, Series 3, Zero Coupon, 12/1/2007 (a)	2,100,000	2,026,794
Series 3, Zero Coupon, 12/1/2007	555,000	535,631
Skokie, IL, Other General Obligation, Park District, Series B, Zero Coupon, 12/1/2011 (a)	3,000,000	2,489,940
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,390,000	1,395,143
Will County, IL, Community Unit School District No. 201-U, ETM, Zero Coupon, 12/15/2006 (a)	3,725,000	3,719,562
Will County, IL, County General Obligation:
Series B, Zero Coupon, 12/1/2011 (a)	4,145,000	3,440,267
Series B, Zero Coupon, 12/1/2012 (a)	2,480,000	1,979,586
Series B, Zero Coupon, 12/1/2013 (a)	12,030,000	9,229,657
Series B, Zero Coupon, 12/1/2014 (a)	10,255,000	7,541,219
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, Zero Coupon, 11/1/2015 (a)	8,000,000	5,645,280
Winnebago County, IL, School District General Obligation, District No. 122 Harlem-Loves, 6.55%, 6/1/2010 (a)	1,825,000	1,998,612
		418,428,553
Indiana 1.4%
Indiana, Electric Revenue, Municipal Power Agency:
Series B, 5.5%, 1/1/2016 (a)	10,160,000	11,454,587
Series B, 6.0%, 1/1/2012 (a)	1,750,000	1,943,988
Indiana, Health Facilities Financing Authority, ETM, 6.0%, 7/1/2010 (a)	1,035,000	1,117,655
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	2,118,354
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,660,000	4,938,808
Prerefunded, ETM, 6.0%, 7/1/2007 (a)	1,725,000	1,749,185
ETM, 6.0%, 7/1/2007 (a)	545,000	552,548
Prerefunded, ETM, 6.0%, 7/1/2008 (a)	945,000	980,296
ETM, 6.0%, 7/1/2008 (a)	300,000	311,157
Prerefunded, ETM, 6.0%, 7/1/2009 (a)	980,000	1,038,418
ETM, 6.0%, 7/1/2009 (a)	310,000	328,166
ETM, 6.0%, 7/1/2010 (a)	325,000	350,613
Prerefunded, ETM, 6.0%, 7/1/2011 (a)	1,100,000	1,210,407
ETM, 6.0%, 7/1/2011 (a)	345,000	379,321
Prerefunded, ETM, 6.0%, 7/1/2012 (a)	1,165,000	1,303,740
ETM, 6.0%, 7/1/2012 (a)	370,000	412,676
Prerefunded, ETM, 6.0%, 7/1/2013 (a)	1,230,000	1,399,752
ETM, 6.0%, 7/1/2013 (a)	390,000	441,624
Prerefunded, ETM, 6.0%, 7/1/2014 (a)	1,310,000	1,515,631
ETM, 6.0%, 7/1/2014 (a)	410,000	470,549
Prerefunded, ETM, 6.0%, 7/1/2015 (a)	1,385,000	1,621,336
ETM, 6.0%, 7/1/2015 (a)	440,000	510,510
Prerefunded, ETM, 6.0%, 7/1/2016 (a)	1,470,000	1,742,685
ETM, 6.0%, 7/1/2016 (a)	465,000	545,919
Prerefunded, ETM, 6.0%, 7/1/2017 (a)	1,560,000	1,868,084
ETM, 6.0%, 7/1/2017 (a)	490,000	577,828
Prerefunded, ETM, 6.0%, 7/1/2018 (a)	1,655,000	1,999,670
ETM, 6.0%, 7/1/2018 (a)	520,000	618,056
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	3,120,000	3,758,352
Indiana, Transportation/Tolls Revenue, Transportation Authority:
Series A, 5.75%, 6/1/2012 (a)	4,550,000	5,045,176
Series A, Prerefunded, ETM, 7.25%, 6/1/2015	880,000	985,820
Indiana, Transportation/Tolls Revenue, Transportation Finance Authority, Series A, ETM, 5.75%, 6/1/2012 (a)	450,000	489,686
Merrillville, IN, School District Revenue Lease, Multiple School Building Corp., First Mortgage, Zero Coupon, 1/15/2011 (a)	4,000,000	3,433,040
		57,213,637
Iowa 0.5%
Iowa, Project Revenue:
5.5%, 2/15/2015 (a)	10,530,000	11,918,697
5.5%, 2/15/2016 (a)	6,645,000	7,583,606
		19,502,303
Kansas 0.6%
Johnson County, KS, School District General Obligation, Series B, 5.5%, 9/1/2015 (a)	1,860,000	2,126,501
Kansas, Pollution Control Revenue, Development Financing Authority:
Series II, 5.5%, 5/1/2014	2,000,000	2,256,260
Series II, 5.5%, 11/1/2015	1,000,000	1,140,390
Series II, 5.5%, 11/1/2017	1,000,000	1,158,310
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	12,000,000	13,178,520
Saline County, KS, Unified School District No. 305:
Prerefunded, 5.5%, 9/1/2017 (a)	2,465,000	2,650,491
5.5%, 9/1/2017 (a)	775,000	837,876
		23,348,348
Kentucky 2.2%
Kentucky, Economic Development Finance Authority, Health Systems Revenue, Norton Healthcare:
Series C, 5.6%, 10/1/2012 (a)	9,110,000	10,023,095
Series C, Prerefunded, 5.6%, 10/1/2012 (a)	4,560,000	5,039,758
Series C, 5.7%, 10/1/2013 (a)	5,495,000	6,151,048
Series C, Prerefunded, 5.7%, 10/1/2013 (a)	2,750,000	3,097,958
Series C, 5.8%, 10/1/2014 (a)	3,420,000	3,867,883
Series C, Prerefunded, 5.8%, 10/1/2014 (a)	1,710,000	1,950,050
Series C, 5.85%, 10/1/2015 (a)	3,490,000	3,948,446
Series C, Prerefunded, 5.85%, 10/1/2015 (a)	1,745,000	1,995,198
Series C, 5.9%, 10/1/2016 (a)	4,330,000	4,908,661
Series C, Prerefunded, 5.9%, 10/1/2016 (a)	2,170,000	2,487,666
Kentucky, Project Revenue:
5.5%, 8/1/2017 (a)	6,770,000	7,824,834
5.5%, 8/1/2018 (a)	5,000,000	5,818,000
5.5%, 8/1/2019 (a)	6,870,000	8,054,319
5.5%, 8/1/2020 (a)	4,320,000	5,099,674
Kentucky, State Agency Revenue Lease, Property and Buildings Project No. 69, Series A, 5.375%, 8/1/2016 (a)	2,095,000	2,246,888
Kentucky, State Agency Revenue Lease, Property and Buildings Project No. 71:
5.5%, 8/1/2014	4,250,000	4,769,478
5.5%, 8/1/2015	4,000,000	4,530,560
Kentucky, State Revenue Lease, Property and Buildings Project No. 68, Prerefunded, 5.75%, 10/1/2015	5,375,000	5,802,312
		87,615,828
Louisiana 0.4%
Jefferson, LA, Sales & Special Tax Revenue:
5.75%, 12/1/2015 (a)	2,335,000	2,590,169
5.75%, 12/1/2016 (a)	2,465,000	2,727,375
5.75%, 12/1/2017 (a)	2,610,000	2,883,397
5.75%, 12/1/2018 (a)	2,760,000	3,048,944
Louisiana, Public Facilities Authority, Centenary College Louisiana Project:
Prerefunded, 5.75%, 2/1/2012	1,000,000	1,033,300
Prerefunded, 5.9%, 2/1/2017	1,000,000	1,035,000
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (a)	1,170,000	1,195,389
		14,513,574
Maine 0.1%
Maine, Transportation/Tolls Revenue, Turnpike Authority, 5.625%, 7/1/2017 (a)	4,350,000	4,694,955
Maryland 1.3%
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012 (a)	3,100,000	3,459,941
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	4,000,000	4,458,960
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.75%, 12/1/2031	37,000,000	41,357,120
Northeast, MD, Resource Recovery Revenue, Waste Disposal Authority, 7.2%, 1/1/2007 (a)	3,390,000	3,400,238
		52,676,259
Massachusetts 5.5%
Massachusetts, Airport Revenue, Port Authority, AMT, Series B, 5.5%, 7/1/2012 (a)	3,025,000	3,169,474
Massachusetts, Airport Revenue, Port Authority, Delta Air Lines, Inc. Project, AMT, Series A, 5.5%, 1/1/2017 (a)	4,000,000	4,226,200
Massachusetts, Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016	17,450,000	20,262,940
Massachusetts, Higher Education Revenue, Building Authority Project:
Series 2, 5.5%, 11/1/2017 (a)	1,105,000	1,184,626
Series 2, 5.5%, 11/1/2018 (a)	1,400,000	1,500,884
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014	5,500,000	6,721,110
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	885,000	950,136
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,825,000	5,048,590
Massachusetts, Port Authority Revenue, ETM, 13.0%, 7/1/2013	1,165,000	1,553,493
Massachusetts, Port Authority Revenue, Delta Air Lines, Inc. Project, Series A, AMT, 5.5%, 1/1/2018 (a)	5,000,000	5,282,750
Massachusetts, Project Revenue, 9.2%, 12/15/2031	17,000,000	21,046,170
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	3,000,000	3,706,290
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	27,680,000	20,339,264
Massachusetts, State General Obligation, College Building Authority Project, Series A, 7.5%, 5/1/2010	4,110,000	4,622,353
Massachusetts, State General Obligation, Consolidated Loan:
Series D, 5.5%, 11/1/2018 (a)	4,000,000	4,657,280
Series D, 5.5%, 11/1/2019 (a)	7,500,000	8,796,150
Series D, 5.5%, 11/1/2020 (a)	2,000,000	2,363,640
Massachusetts, State General Obligation, Transportation Authority, Series A, 5.875%, 3/1/2015	10,075,000	11,538,797
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	10,792,620
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018 (a)	10,000,000	6,369,800
Massachusetts, Water & Sewer Revenue, Water Authority:
Series J, 5.5%, 8/1/2020 (a) (c)	34,315,000	40,508,171
Series J, 5.5%, 8/1/2021 (a)	5,685,000	6,746,162
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 6.0%, 12/1/2011	10,000,000	10,911,000
Series A, 6.5%, 7/15/2009	2,625,000	2,817,517
Series A, 6.5%, 7/15/2019	13,710,000	16,598,697
		221,714,114
Michigan 1.8%
Detroit, MI, Core City General Obligation, Series B, 6.0%, 4/1/2016 (a)	2,865,000	3,112,622
Detroit, MI, School District General Obligation:
Series C, 5.25%, 5/1/2014 (a)	1,000,000	1,102,330
Series A, 5.5%, 5/1/2017 (a)	3,295,000	3,610,002
Detroit, MI, Sewer Disposal Revenue, Series D, 4.185%*, 7/1/2032 (a)	6,650,000	6,650,000
Detroit, MI, State General Obligation:
Series A-1, 5.375%, 4/1/2016 (a)	2,760,000	2,974,259
Series A-1, 5.375%, 4/1/2018 (a)	3,000,000	3,228,060
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015 (a)	8,710,000	6,230,611
Grand Rapids, MI, Water & Sewer Revenue, Water Supply, 5.75%, 1/1/2016 (a)	2,955,000	3,196,630
Michigan, Electric Revenue, Series A, 5.25%, 1/1/2018 (a)	11,000,000	12,405,140
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	430,000	436,364
Michigan, Sales & Special Tax Revenue, State Trunk Line:
Series A, 5.5%, 11/1/2014 (a)	4,055,000	4,400,364
Series A, Prerefunded, 5.5%, 11/1/2016 (a)	9,545,000	10,357,948
Series A, 5.5%, 11/1/2017 (c)	7,000,000	8,094,590
Michigan, State General Obligation, 5.5%, 12/1/2015	5,875,000	6,715,713
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	1,715,000	1,784,698
		74,299,331
Minnesota 0.3%
University of Minnesota, Higher Education Revenue:
Series A, 5.75%, 7/1/2017	3,240,000	3,825,079
Series A, 5.75%, 7/1/2018	6,760,000	8,045,414
		11,870,493
Mississippi 0.2%
Mississippi, State General Obligation, 5.5%, 12/1/2015	6,000,000	6,838,800
Missouri 1.3%
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	11,400,000	13,112,052
Missouri, Senior Care Revenue, Health & Educational Facilities Authority, 5.75%, 2/1/2017	3,250,000	3,384,648
Missouri, Transportation/Tolls Revenue:
Series A, 5.625%, 2/1/2014	2,000,000	2,162,560
Series A, 5.625%, 2/1/2016	3,125,000	3,379,125
Missouri, Water & Sewer Revenue, Environmental Improvement and Energy Resource Authority:
Series B, 5.5%, 7/1/2014	3,000,000	3,376,410
Series B, 5.5%, 7/1/2015	3,500,000	3,977,610
Series B, 5.5%, 7/1/2016	5,065,000	5,797,196
St. Louis, MO, Airport Revenue, Series A, 5.625%, 7/1/2017 (a)	6,000,000	6,526,440
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016 (a)	6,895,000	4,711,767
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	3,735,000	4,161,649
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015 (a)	4,200,000	2,999,598
		53,589,055
Montana 0.1%
Montana, State Board of Regents Higher Education Revenue, University of Montana:
Series F, Prerefunded, 6.0%, 5/15/2019 (a)	455,000	499,576
Series F, 6.0%, 5/15/2019 (a)	4,545,000	4,974,639
		5,474,215
Nebraska 0.4%
Omaha, NE, Core City General Obligation, Series A, ETM, 6.5%, 12/1/2018	1,000,000	1,268,840
Omaha, NE, Public Power District, Electric Revenue, Series B, ETM, 6.2%, 2/1/2017	4,700,000	5,506,473
Omaha, NE, School District General Obligation, ETM:
Series A, 6.5%, 12/1/2015	1,480,000	1,808,175
Series A, 6.5%, 12/1/2016	1,000,000	1,239,410
Series A, 6.5%, 12/1/2017	4,000,000	5,019,240
		14,842,138
Nevada 1.0%
Clark County, NV, Airport Revenue, Airport Jet Aviation Fuel, AMT:
Series C, 5.375%, 7/1/2018 (a)	1,500,000	1,620,135
Series C, 5.375%, 7/1/2019 (a)	1,100,000	1,184,799
Series C, 5.375%, 7/1/2020 (a)	1,100,000	1,184,733
Henderson, NV, Health Care Facilitiy Revenue, Catholic West:
Series A, Prerefunded, 5.375%, 7/1/2026	3,410,000	3,519,904
Series A, 5.375%, 7/1/2026	11,590,000	11,908,493
Las Vegas, NV, Transportation/Tolls Revenue, Monorail Department Business and Industry:
Zero Coupon, 1/1/2013 (a)	5,000,000	3,959,650
7.375%, 1/1/2040	15,000,000	15,641,700
		39,019,414
New Jersey 6.2%
Atlantic City, NJ, School District General Obligation, Board of Education, 6.1%, 12/1/2014 (a)	4,500,000	5,265,630
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.5%, 6/15/2031	3,000,000	3,213,360
5.75%, 6/15/2034	2,455,000	2,668,659
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	7,140,000	7,709,629
Series A, 5.0%, 7/1/2023 (a)	8,845,000	9,445,399
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2016	5,000,000	5,429,450
Series K, 5.25%, 12/15/2016 (a)	22,000,000	24,610,740
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, 5.8%, 11/1/2023 (a)	5,000,000	5,803,300
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 6.5%, 1/1/2011	2,280,000	2,401,068
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	1,031,910
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	8,965,000	9,544,049
New Jersey, Special Assessment Revenue, 6.75%, 6/1/2039	25,480,000	29,323,658
New Jersey, State Agency General Obligation Lease, Transportation Trust Fund Authority, Series A, 5.625%, 6/15/2014	3,555,000	4,043,030
New Jersey, State General Obligation:
5.25%, 7/1/2016	5,000,000	5,622,650
Series H, 5.25%, 7/1/2017	14,665,000	16,537,720
New Jersey, State Transportation Trust Fund Authority, Series B, 5.25%, 12/15/2015 (a)	10,000,000	11,211,200
New Jersey, State Turnpike Authority Revenue:
Series C-2005, Prerefunded,ETM, 6.5%, 1/1/2016 (a)	2,725,000	3,212,067
Series C-2005, 6.5%, 1/1/2016 (a)	8,025,000	9,448,073
New Jersey, Tobacco Settlement Filing Corp., 6.25%, 6/1/2043	18,000,000	20,205,900
New Jersey, Transportation/Tolls Revenue:
Series C, 5.5%, 12/15/2015 (a)	5,000,000	5,701,050
Series A, 5.75%, 6/15/2017	8,000,000	9,303,680
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants, Series B, 5.75%, 9/15/2013 (a)	11,000,000	11,852,830
New Jersey, Turnpike Authority, Turnpike Revenue, Series C, Prerefunded, ETM, 6.5%, 1/1/2016 (a)	38,720,000	45,640,813
		249,225,865
New Mexico 0.1%
Albuquerque, NM, Hospital & Healthcare Revenue, Southwest Community Health Services, Prerefunded, 10.125%, 8/1/2012	2,565,000	2,794,465
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, Series E2, AMT, 6.8%, 3/1/2031	3,005,000	3,084,542
		5,879,007
New York 6.6%
New York, Electric Revenue, ETM, Zero Coupon, 6/1/2009 (a)	2,050,000	1,881,346
New York, Higher Education Revenue, 5.75%, 7/1/2013	10,000,000	10,964,100
New York, Higher Education Revenue, Dormitory Authority:
Series B, 5.25%, 5/15/2019 (a)	11,860,000	13,257,464
Series F, Prerefunded, 5.375%, 7/1/2007	465,000	470,092
Series F, 5.375%, 7/1/2007	1,535,000	1,550,304
New York, Higher Education Revenue, Dormitory Authority, City University:
Series A, 5.625%, 7/1/2016 (a)	5,075,000	5,765,961
Series B, 6.0%, 7/1/2014 (a)	7,000,000	7,770,700
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,719,840
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,264,660
New York, Senior Care Revenue, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013 (a)	6,775,000	7,360,902
New York, State Agency General Obligation Lease, Dormitory Authority, City University:
Prerefunded, 5.25%, 5/15/2017 (a)	3,500,000	3,732,995
Series D, ETM, 7.0%, 7/1/2009 (a)	1,720,000	1,804,848
Series C, 7.5%, 7/1/2010 (a)	4,100,000	4,413,814
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series A, ETM, 6.0%, 4/1/2020 (a)	5,000,000	6,049,200
New York, State Agency General Obligation Lease, Urban Development Authority, Correctional Facilities, Series A, 6.5%, 1/1/2011 (a)	4,500,000	5,003,325
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,218,192
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2019 (a)	3,000,000	3,258,930
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,191,582
New York, State General Obligation, Tobacco Settlement Financing Corp.:
Series A-1, 5.25%, 6/1/2022 (a)	2,600,000	2,809,976
Series A-1, 5.5%, 6/1/2019	6,850,000	7,538,151
New York, State Housing Finance Agency, Service Contract Revenue, Series D, 3.45%*, 3/15/2026, State Street Bank & Trust Co. (b)	1,200,000	1,200,000
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2016 (a)	12,500,000	13,754,250
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	10,000,000	11,004,600
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series C, Prerefunded, 5.125%,7/1/2013 (a)	5,000,000	5,403,562
5.5%, 11/15/2018 (a)	5,000,000	5,515,150
New York, Transportation/Tolls Revenue, Transportation Authority:
Series E, 5.5%, 11/15/2020 (a)	3,750,000	4,136,362
Series E, 5.5%, 11/15/2021 (a)	6,000,000	6,618,180
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, ETM, 5.5%, 1/1/2017	5,050,000	5,702,106
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	4,560,000	4,572,084
New York and New Jersey, Port Authority Revenue, Special Project - KIAC, Series 4, AMT, 7.0%, 10/1/2007	400,000	405,276
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	10,000,000	10,679,500
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031	16,500,000	20,024,895
New York, NY, Core City General Obligation:
Series G, Zero Coupon, 8/1/2009 (a)	4,995,000	4,544,801
Series F, 5.25%, 8/1/2016	5,000,000	5,321,600
Series A, 5.75%, 8/1/2016	6,350,000	7,009,892
New York, NY, General Obligation:
Series J-1, 5.0%, 6/1/2018	4,170,000	4,539,962
Series D, 5.0%, 8/1/2019	6,930,000	7,477,886
Series C, Prerefunded, 5.375%, 11/15/2017 (a)	1,490,000	1,530,707
Series C, 5.375%, 11/15/2017 (a)	3,510,000	3,607,227
Series A, Prerefunded, 6.5%, 5/15/2012	6,230,000	6,892,187
Series A, 6.5%, 5/15/2012	770,000	846,284
Series G, Prerefunded, ETM, 6.75%, 2/1/2009	105,000	112,103
Series G, 6.75%, 2/1/2009	1,895,000	2,016,830
New York, NY, State General Obligation, Series A, 5.25%, 3/15/2015	2,500,000	2,686,050
New York, NY, Water & Sewer Revenue, Municipal Water Financial Authority, Series A, 5.375%, 6/15/2019	25,000,000	27,178,250
Suffolk County, NY, Water & Sewer Revenue, Industrial Development Agency, 6.0%, 2/1/2007 (a)	8,000,000	8,031,840
		267,837,966
North Carolina 1.4%
Charlotte, NC, Core City General Obligation, 5.5%, 8/1/2018	4,165,000	4,610,614
Charlotte, NC, Water & Sewer Revenue:
5.5%, 6/1/2014	3,105,000	3,386,282
5.5%, 6/1/2017	3,255,000	3,545,476
North Carolina, Electric Revenue, 5.25%, 1/1/2020 (a)	4,000,000	4,333,840
North Carolina, Electric Revenue, Catawba Municipal Power Agency, 6.0%, 1/1/2011 (a)	8,235,000	8,997,479
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018 (a)	8,775,000	10,486,037
Series B, 6.0%, 1/1/2022 (a)	18,775,000	23,081,046
		58,440,774
Ohio 2.4%
Akron, OH, Higher Education Revenue, Prerefunded, 5.75%, 1/1/2013 (a)	2,365,000	2,539,466
Akron, OH, Project Revenue, Economic Development, 6.0%, 12/1/2012 (a)	1,000,000	1,109,170
Avon, OH, School District General Obligation, 6.5%, 12/1/2015 (a)	940,000	1,146,170
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015 (a)	1,500,000	1,785,045
Big Walnut, OH, School District General Obligation, Local School District, Zero Coupon, 12/1/2012 (a)	420,000	336,139
Cincinnati, OH, Higher Education Revenue, General Receipts:
Series T, 5.5%, 6/1/2012	1,280,000	1,399,424
Series A, 5.75%, 6/1/2015 (a)	2,000,000	2,200,000
Series A, 5.75%, 6/1/2016 (a)	1,500,000	1,650,000
Cincinnati, OH, Water & Sewer Revenue, 5.5%, 12/1/2017	1,000,000	1,076,390
Cleveland, OH, Electric Revenue, Public Power Systems Revenue, Series 1, 6.0%, 11/15/2011 (a)	1,050,000	1,167,254
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	1,000,000	1,025,390
Cleveland, OH, Water & Sewer Revenue, Series J, 5.375%, 1/1/2016 (a)	2,000,000	2,163,580
Cleveland-Cuyahoga County, OH, Port Authority Revenue, AMT, ETM, 6.0%, 3/1/2007	1,340,000	1,346,526
Cuyahoga County, OH, County General Obligation:
Prerefunded, 5.0%, 12/1/2020	1,000,000	1,052,710
5.65%, 5/15/2018	500,000	584,005
Dublin City, OH, School District General Obligation, Capital Appreciation, ETM, Zero Coupon, 12/1/2011 (a)	1,095,000	913,296
Fayette County, OH, School District General Obligation, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	75,000	78,653
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017 (a)	320,000	388,250
Franklin County, OH, Hospital & Healthcare Revenue, Presbyterian Services:
5.25%, 7/1/2008	500,000	507,840
5.5%, 7/1/2017	1,000,000	1,024,880
Franklin County, OH, School District General Obligation, 6.5%, 12/1/2013	500,000	572,735
Green Springs, OH, Senior Care Revenue, Hospital & Healthcare Facilities Revenue, Series A, 7.0%, 5/15/2014	3,940,000	3,924,043
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	4,405,000	4,318,574
Hilliard, OH, School District General Obligation, Series A, Zero Coupon, 12/1/2012 (a)	1,655,000	1,321,832
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012 (a)	1,005,000	802,683
Liberty Benton, OH, School District General Obligation, Zero Coupon, 12/1/2014 (a)	570,000	421,640
Liberty, OH, School District General Obligation, Zero Coupon, 12/1/2012 (a)	255,000	203,666
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	625,000	635,256
Lucas County, OH, Hospital & Healthcare Revenue, Presbyterian:
Series A, 6.625%, 7/1/2014	2,000,000	2,066,680
Series A, 6.75%, 7/1/2020	2,000,000	2,071,780
Napoleon, OH, Hospital & Healthcare Revenue, Lutheran Orphans Home, 6.875%, 8/1/2023	315,000	315,781
North Olmstead, OH, Other General Obligation, 6.2%, 12/1/2011 (a)	2,000,000	2,170,640
Ohio, Higher Education Revenue, Series A, 6.5%, 7/1/2008	2,325,000	2,427,765
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,155,900
Series B, 6.5%, 10/1/2020	2,250,000	2,800,305
Ohio, Higher Education Revenue, General Receipts:
Series A, 6.0%, 12/1/2016	1,000,000	1,079,830
Series A, 6.0%, 12/1/2017	1,060,000	1,144,620
Ohio, Higher Education Revenue, University of Ohio, General Receipts, 5.75%, 6/1/2016 (a)	1,250,000	1,352,387
Ohio, Higher Education Revenue, Xavier University, 6.0%, 5/15/2011 (a)	240,000	247,416
Ohio, Mortgage Revenue, Single Family Housing Finance Agency, Prerefunded, Zero Coupon, 1/15/2015 (a)	7,875,000	5,215,252
Ohio, School District General Obligation, 6.0%, 12/1/2019 (a)	475,000	565,526
Ohio, State Agency Revenue Lease, Administrative Building Funds Project:
Series A, 5.5%, 10/1/2015 (a)	4,370,000	4,748,442
Series A, 5.5%, 10/1/2016 (a)	3,790,000	4,118,214
Series A, 5.5%, 10/1/2018 (a)	3,695,000	4,014,987
Ohio, State Agency Revenue Lease, Building Authority, Juvenile Correctional Facility, Series A, 5.5%, 4/1/2016	3,665,000	3,945,116
Ohio, State General Obligation, 6.0%, 8/1/2010	1,000,000	1,084,790
Ohio, State General Obligation Lease, Higher Education Revenue, Series B, Prerefunded, 5.625%, 5/1/2015	1,000,000	1,067,390
Ohio, Transportation/Tolls Revenue, Series A, 5.5%, 2/15/2017 (a)	6,925,000	7,978,292
Ohio, Water & Sewer Revenue, Bay Shore Project, Series A, AMT, 5.875%, 9/1/2020	3,850,000	3,921,071
South Euclid Lyndhurst, OH, School District General Obligation, 6.4%, 12/1/2018 (a)	535,000	545,743
Springboro, OH, School District General Obligation, Community City School District, 6.0%, 12/1/2011 (a)	500,000	535,505
Toledo, OH, Other General Obligation, Macys Project, Series A, AMT, 6.35%, 12/1/2025 (a)	1,000,000	1,045,610
Wayne, OH, School District General Obligation:
6.45%, 12/1/2011 (a)	145,000	157,500
6.6%, 12/1/2016 (a)	200,000	243,076
Willoughby, OH, Senior Care Revenue, Industrial Development Revenue, Series A, 6.875%, 7/1/2016	2,825,000	2,907,603
Wooster, OH, School District General Obligation, Zero Coupon, 12/1/2013 (a)	930,000	713,515
		95,335,353
Oklahoma 0.9%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 6.0%, 8/15/2014	2,695,000	2,751,972
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023 (a)	23,125,000	27,663,744
Tulsa, OK, Hospital & Healthcare Revenue, Industrial Development Authority, Zero Coupon, 12/1/2006 (a)	6,430,000	6,429,357
		36,845,073
Oregon 0.2%
Chemeketa, OR, School District General Obligation, ETM, 5.5%, 6/1/2015 (a)	2,600,000	2,956,018
Oregon, Transportation/Tolls Revenue:
5.75%, 11/15/2015	1,435,000	1,553,086
5.75%, 11/15/2016	3,140,000	3,398,391
		7,907,495
Pennsylvania 2.5%
Allegheny County, PA, Airport Revenue, Pittsburgh International, Series A, AMT, 5.75%, 1/1/2013 (a)	3,080,000	3,394,714
Allegheny County, PA, Port Authority Revenue:
5.5%, 3/1/2015 (a)	2,000,000	2,164,840
5.5%, 3/1/2016 (a)	1,000,000	1,083,250
5.5%, 3/1/2017 (a)	1,000,000	1,082,630
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital & Medical Center Project, 5.7%, 10/1/2014 (a)	1,000,000	1,103,570
Bucks County, PA, Water & Sewer Authority Revenue, ETM, 6.375%, 12/1/2008	95,000	96,441
Erie County, PA, Industrial Development Revenue, Pollution Control, Series A, 5.3%, 4/1/2012	1,000,000	1,057,180
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017 (a)	3,700,000	2,427,718
Indiana County, PA, Pollution Control Revenue, Industrial Development Authority, 5.35%, 11/1/2010 (a)	1,000,000	1,064,730
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	1,000,000	1,064,840
New Castle, PA, Hospital & Healthcare Revenue, Area Hospital Authority, Jameson Memorial Hospital, 6.0%, 7/1/2010 (a)	845,000	912,186
Pennsylvania, Core City General Obligation, Regional Finance Authority Local Government, 5.75%, 7/1/2032	28,000,000	34,790,000
Pennsylvania, Higher Education Revenue, Ursinus College, Prerefunded:
5.85%, 1/1/2017	1,475,000	1,507,214
5.9%, 1/1/2027	3,400,000	3,474,392
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	7,340,000	8,016,601
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019 (a)	2,200,000	2,665,036
Pennsylvania, State Agency Revenue Lease, Industrial Development Authority, Economic Development, 5.8%, 7/1/2008 (a)	4,875,000	5,044,455
Pennsylvania, State General Obligation, 6.25%, 7/1/2010	1,000,000	1,090,660
Pennsylvania, State Turnpike Commission, Oil Franchise Tax Revenue, Series B, 5.0%, 12/1/2031 (a)	7,105,000	7,745,729
Pennsylvania, Transportation/Tolls Revenue, 5.25%, 7/1/2019	2,000,000	2,194,980
Pennsylvania, Transportation/Tolls Revenue, Community Turnpike, Series S, 5.625%, 6/1/2014	3,750,000	4,097,625
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014 (a)	1,750,000	1,945,842
Philadelphia, PA, Industrial Development Authority Revenue, Doubletree Commercial Development, Series A, Prerefunded, 6.5%, 10/1/2027	1,000,000	1,024,410
Philadelphia, PA, Water & Sewer Revenue, 6.25%, 8/1/2010 (a)	1,000,000	1,091,890
Pittsburgh, PA, Core City General Obligation, Series A, 5.5%, 9/1/2014 (a)	1,500,000	1,619,250
Pittsburgh, PA, Water & Sewer System, ETM, 7.25%, 9/1/2014 (a)	130,000	149,000
Westmoreland County, PA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.375%, 7/1/2011 (a)	6,235,000	6,524,242
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017 (a)	6,230,000	4,046,759
		102,480,184
Puerto Rico 0.3%
Puerto Rico Commonwealth, General Obligation, 6.25%, 7/1/2013 (a)	1,850,000	2,147,461
Puerto Rico, Electric Revenue, 5.375%, 7/1/2018 (a)	8,710,000	10,007,790
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,160,160
		13,315,411
Rhode Island 0.9%
Rhode Island, Economic Protection Corp., Special Obligation:
Series B, ETM, 5.8%, 8/1/2011 (a)	1,025,000	1,124,066
Series B, ETM, 5.8%, 8/1/2012 (a)	2,500,000	2,787,100
Series B, ETM, 5.8%, 8/1/2013 (a)	7,340,000	8,310,422
Rhode Island, Project Revenue, Convention Center Authority, Series B, 5.25%, 5/15/2015 (a)	22,000,000	23,984,620
Rhode Island, Water & Sewer Revenue, Clean Water Protection Agency, Revolving Fund, Series A, 5.4%, 10/1/2015 (a)	2,000,000	2,205,480
		38,411,688
South Carolina 1.1%
Lexington County, SC, Hospital & Healthcare Revenue, 5.5%, 11/1/2032	4,515,000	4,845,904
Piedmont, SC, Electric Revenue, Municipal Power Agency:
ETM, 5.5%, 1/1/2012 (a)	2,190,000	2,387,582
5.5%, 1/1/2012 (a)	2,810,000	3,051,267
Series A, ETM, 6.5%, 1/1/2016 (a)	430,000	524,213
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	6,885,000	8,232,257
Series C, 7.0%, 8/1/2030	855,000	1,016,732
Series A, Prerefunded, 7.375%, 12/15/2021	4,500,000	5,206,860
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
Prerefunded, ETM, 6.75%, 1/1/2019 (a)	1,460,000	1,875,049
6.75%, 1/1/2019 (a)	2,065,000	2,612,906
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	7,550,000	8,076,914
South Carolina, Transportation/Tolls Revenue, Transportation Infrastructure, Series A, 5.5%, 10/1/2018 (a)	5,300,000	5,749,175
		43,578,859
Tennessee 0.8%
Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2011 (a)	15,405,000	16,631,238
5.75%, 1/1/2014 (a)	2,000,000	2,254,100
6.25%, 1/1/2013 (a)	4,000,000	4,552,320
7.25%, 1/1/2009 (a)	3,750,000	4,022,325
Shelby County, TN, County General Obligation, Zero Coupon, 8/1/2014	4,965,000	3,702,649
		31,162,632
Texas 6.0%
Abilene, TX, Senior Care Revenue, Sears Methodist Retirement, Health Facilities Development, Series A, 5.875%, 11/15/2018	3,250,000	3,329,397
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 4.388%, 4/1/2027	21,695,000	16,549,814
Austin, TX, School District General Obligation, Independent School District, 5.0%, 8/1/2015	2,000,000	2,193,260
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012 (a)	13,520,000	10,809,916
Boerne, TX, School District General Obligation Lease, Independent School District:
Zero Coupon, 2/1/2014	2,785,000	2,115,820
Zero Coupon, 2/1/2016	3,285,000	2,282,385
Brownsville, TX, Electric Revenue, Utility Systems, 6.25%, 9/1/2010 (a)	4,085,000	4,471,318
Cedar Hill, TX, School District General Obligation:
Zero Coupon, 8/15/2009	1,500,000	1,345,530
Zero Coupon, 8/15/2010	3,130,000	2,638,433
Cypress and Fairbanks, TX, School District General Obligation, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2012	5,750,000	4,728,685
Series A, Zero Coupon, 2/15/2013	8,840,000	6,989,169
Series A, Zero Coupon, 2/15/2014	6,000,000	4,551,540
Dallas, TX, Single Family Housing Revenue, Zero Coupon, 10/1/2016 (a)	1,130,000	415,761
Galveston County, TX, County General Obligation, 5.5%, 2/1/2014 (a)	1,675,000	1,800,793
Galveston County, TX, County General Obligation, Justice Center and Public Safety Building, 5.5%, 2/1/2014 (a)	2,235,000	2,402,848
Grapevine-Colleyville, TX, School District General Obligation, Zero Coupon, 8/15/2010	2,160,000	1,884,730
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017 (a)	3,910,000	2,524,061
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Medical Center Project, 6.25%, 5/15/2010 (a)	3,000,000	3,245,640
Hidalgo County, TX, Hospital & Healthcare Revenue, Health Services Mission Hospital, 6.875%, 8/15/2026	2,880,000	2,998,483
Houston, TX, School District General Obligation, Series A, Zero Coupon, 2/15/2015	26,000,000	17,600,700
Houston, TX, Utility Systems Revenue:
Series A, 5.25%, 5/15/2020 (a)	8,000,000	8,741,680
Series A, 5.25%, 5/15/2021 (a)	10,000,000	10,913,500
Series A, 5.25%, 5/15/2022 (a)	30,000,000	32,740,500
Houston, TX, Water & Sewer Revenue:
Series C, Zero Coupon, 12/1/2009 (a)	14,750,000	13,212,460
Series C, Zero Coupon, 12/1/2010 (a)	5,000,000	4,312,450
Series C, Zero Coupon, 12/1/2012 (a)	4,350,000	3,468,951
Series A, 5.5%, 12/1/2016 (a) (c)	10,000,000	10,867,500
Prerefunded, 5.75%, 12/1/2015 (a)	5,000,000	5,580,000
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
Series B, ETM, 5.6%, 12/1/2007 (a)	2,415,000	2,464,194
Series B, ETM, 5.625%, 12/1/2008 (a)	4,400,000	4,579,784
Northeast, TX, Hospital & Healthcare Revenue, Northeast Medical Center, 6.0%, 5/15/2010 (a)	2,180,000	2,338,769
Northside, TX, General Obligation Independent School District:
Prerefunded, 5.5%, 2/15/2014	1,420,000	1,527,565
5.5%, 2/15/2014	1,265,000	1,358,977
Texas, Electric Revenue:
ETM, Zero Coupon, 9/1/2017 (a)	120,000	78,632
Zero Coupon, 9/1/2017 (a)	5,880,000	3,808,594
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016 (a)	18,300,000	12,416,367
Texas, Multi-Family Housing Revenue, Department Housing & Community Affairs, Series A, Prerefunded, 6.4%, 1/1/2027	3,350,000	3,424,772
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016 (a)	375,000	257,123
Texas, Other General Obligation, 7.0%, 9/15/2012	5,605,587	5,664,950
Texas, School District General Obligation, Community College District:
5.5%, 8/15/2014 (a)	3,145,000	3,453,053
5.5%, 8/15/2015 (a)	3,435,000	3,770,737
5.5%, 8/15/2017 (a)	4,060,000	4,444,726
Texas, Water & Sewer Revenue, Trinity River Authority, 5.5%, 2/1/2019 (a)	1,000,000	1,106,850
Texas, Water & Sewer Revenue, Water Development Board, Series A, 5.625%, 7/15/2015	1,000,000	1,067,150
Waxahachie, TX, School District General Obligation, Independent School District:
Zero Coupon, 8/15/2012	4,120,000	3,325,211
Zero Coupon, 8/15/2013	2,060,000	1,598,169
		241,400,947
Utah 0.7%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015 (a)	1,330,000	1,736,927
Salt Lake City, UT, Core City General Obligation, 5.75%, 6/15/2014	25,000	26,810
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	1,500,000	1,647,090
Utah, Electric Revenue, Associated Municipal Power System, Zero Coupon, 7/1/2007 (a)	3,750,000	3,673,650
Utah, Electric Revenue, Intermountain Power Agency, Series A, ETM, 5.0%, 7/1/2012 (a)	540,000	540,621
Utah, State General Obligation, Series A, 5.0%, 7/1/2016	20,000,000	22,243,800
		29,868,898
Vermont 0.3%
Burlington, VT, Electric Revenue:
5.375%, 7/1/2013 (a)	4,800,000	5,242,752
5.375%, 7/1/2014 (a)	5,055,000	5,517,229
		10,759,981
Virgin Islands 0.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	1,500,000	1,667,265
Virginia 0.8%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,222,240
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Finance Authority, Series A, 7.5%, 10/1/2029	7,100,000	7,936,309
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, 6.125%, 7/1/2017 (a)	5,500,000	6,494,180
Virginia, State Public School Authority, School Financing 1997 Resolution, Series C, 5.0%, 8/1/2015	5,335,000	5,892,187
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018 (a)	3,000,000	3,329,490
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015 (a)	5,700,000	6,392,151
		32,266,557
Washington 2.9%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014 (a)	12,685,000	9,474,807
Clark County, WA, Electric Revenue, Public Utilities District No. 001 Generating Systems, ETM, 6.0%, 1/1/2008 (a)	2,200,000	2,256,738
Clark County, WA, General Obligation Hockinson School District No. 98:
Prerefunded, 6.125%, 12/1/2011 (a)	1,675,000	1,836,587
6.125%, 12/1/2011 (a)	1,515,000	1,657,895
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017 (a)	6,725,000	4,316,778
King and Snohomish Counties, WA, School District General Obligation, No. 417 Northshore, 5.6%, 12/1/2010 (a)	1,650,000	1,754,594
King County, WA, County General Obligation:
Prerefunded, 6.625%, 12/1/2015	1,010,000	1,060,086
Series B, Prerefunded, 6.625%, 12/1/2015	8,835,000	9,273,128
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (a)	4,000,000	4,541,600
Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2012 (a)	1,765,000	1,949,672
Skagit County, WA, School District General Obligation, District No. 100 Burlington Edison, 5.625%, 12/1/2015 (a)	4,925,000	5,334,021
Snohomish County, WA, School District General Obligation, 5.75%, 12/1/2011 (a)	3,485,000	3,831,095
Snohomish County, WA, School District General Obligation, School District No. 006 Mukilteo, 6.5%, 12/1/2007 (a)	3,325,000	3,419,630
Spokane County, WA, School District General Obligation, Series B, Zero Coupon, 12/1/2014 (a)	2,500,000	1,835,550
Washington, Electric Revenue, Series A, 5.5%, 7/1/2017 (a)	11,200,000	12,169,584
Washington, Electric Revenue, Public Power Supply System, Series A, 6.0%, 7/1/2007 (a)	7,000,000	7,098,560
Washington, Electric Revenue, Public Power Supply System Nuclear Project # 2, ETM, 5.7%, 7/1/2008 (a)	1,270,000	1,312,278
Washington, Electric Revenue, Public Power Supply Systems:
Series A, Zero Coupon, 7/1/2007 (a)	4,375,000	4,285,181
Series A, Zero Coupon, 7/1/2010 (a)	5,860,000	5,134,473
Series A, Zero Coupon, 7/1/2011 (a)	4,200,000	3,550,008
Series B, 7.25%, 7/1/2009 (a)	7,990,000	8,423,138
Washington, Hospital & Healthcare Revenue, HealthCare Facilities Authority:
5.75%, 11/1/2007 (a)	7,350,000	7,491,046
5.8%, 11/1/2008 (a)	4,865,000	5,062,714
5.8%, 11/1/2009 (a)	4,595,000	4,869,367
5.8%, 11/1/2010 (a)	2,100,000	2,264,073
Washington, State General Obligation, Series 5, Zero Coupon, 1/1/2017 (a)	4,535,000	3,020,537
		117,223,140
West Virginia 0.1%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	590,000	652,688
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	2,410,000	2,695,609
		3,348,297
Wisconsin 1.9%
Milwaukee County, WI, Series A, Prerefunded, ETM, Zero Coupon, 12/1/2011 (a)	220,000	183,135
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
5.75%, 11/15/2007 (a)	1,500,000	1,530,300
6.0%, 11/15/2008 (a)	4,085,000	4,270,296
6.1%, 8/15/2008 (a)	4,580,000	4,769,474
6.1%, 8/15/2009 (a)	2,000,000	2,126,840
Series B, ETM, 6.25%, 1/1/2022 (a)	4,800,000	5,608,128
Series C, 6.25%, 1/1/2022 (a)	8,380,000	9,920,328
Series AA, 6.4%, 6/1/2008 (a)	2,335,000	2,430,338
Series AA, 6.45%, 6/1/2009 (a)	2,485,000	2,651,942
Series AA, 6.45%, 6/1/2010 (a)	2,650,000	2,891,812
Series AA, 6.5%, 6/1/2011 (a)	2,820,000	3,156,539
Series AA, 6.5%, 6/1/2012 (a)	3,000,000	3,413,970
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	17,800,000	18,540,124
6.875%, 4/15/2030	14,000,000	16,231,600
		77,724,826
Total Municipal Bonds and Notes (Cost $3,332,002,833)		3,664,656,306
Municipal Inverse Floating Rate Notes 15.9%
California 1.5%
California, State Department Water Resource, Power Supply Revenue, Series A, 5.375%, 5/01/2018 (a) (d)	11,250,000	12,419,944
Trust: California, Electric Revenue, Department Water Supply, Series 309, 144A, 7.025%, 5/1/2018, Leverage Factor at purchase date: 2 to 1 (a)
California, State Economic Recovery, Series A, 5.0%, 7/01/2015 (a) (d)	17,000,000	18,703,400
Trust: California, General Obligation, Economic Recovery Series R-278, 144A, 6.305%, 7/1/2015, Leverage Factor at purchase date: 2 to 1 (a)
California, State Economic Recovery, Series A, 5.0%, 7/01/2015 (a) (d)	11,955,000	13,260,665
Trust: California, General Obligation, Economic Recovery Series 926, 144A, 6.642%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 5.25%, 7/01/2020 (a) (d)	2,750,000	3,049,480
Trust: Los Angeles, CA, Higher Education Revenue, Unified School District, RITES-PA 117, 144A, 6.76%, 1/1/2011, Leverage Factor at purchase date: 2 to 1 (a)
Los Angeles, CA, Unified School District, Series A, 5.25%, 7/1/2019 (a) (d)	10,000,000	11,045,900
Trust: Los Angeles, CA, Higher Education Revenue, Unified School District, Series PA 117, 144A, 6.74%, 1/1/2011, Leverage Factor at purchase date: 2 to 1 (a)
		58,479,389
Colorado 0.3%
Denver, CO, City & County, Airport Revenue, Series A, 6.0%, 11/15/2013 (a) (d)	10,000,000	10,801,250
Trust: Denver, CO, Airport Revenue, RITES-PA 762, 144A, AMT, 8.235%, 11/15/2013, Leverage Factor at purchase date: 2 to 1 (a)
Connecticut 0.6%
Connecticut, State Special Tax, Series B, 5.375%, 10/01/2014 (a) (d)	16,780,000	18,099,579
Trust: Connecticut, Sales & Special Tax Revenue, Series II, 144A, 7.01%, 10/1/2014, Leverage Factor at purchase date: 2 to 1 (a)
Connecticut, State Special Tax, Series B, 5.375%, 10/01/2015 (a) (d)	4,000,000	4,310,520
Trust: Connecticut, Sales & Special Tax Revenue, Series II, 144A, 7.01%, 10/1/2015, Leverage Factor at purchase date: 2 to 1 (a)
Connecticut, State Special Tax, Series A, 5.375%, 10/01/2016 (a) (d)	2,100,000	2,273,197
Trust: Connecticut, Sales & Special Tax Revenue, Series II, 144A, 7.01%, 10/1/2016, Leverage Factor at purchase date: 2 to 1 (a)
Connecticut, State Special Tax, Series A, 5.375%, 10/01/2017 (a) (d)	1,660,000	1,796,909
Trust: Connecticut, Sales & Special Tax Revenue, Series II, 144A, 7.01%, 10/1/2017, Leverage Factor at purchase date: 2 to 1 (a)
		26,480,205
District of Columbia 0.5%
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/01/2016 (a) (d)	5,500,000	6,524,760
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 16, 144A, 8.245%, 10/1/2014, Leverage Factor at purchase date: 2 to 1 (a)
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/01/2013 (a) (d)	2,420,000	2,765,902
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 13, 144A, 8.245%, 10/1/2016, Leverage Factor at purchase date: 2 to 1 (a)
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/01/2015 (a) (d)	7,135,000	8,361,886
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 15, 144A, 8.253%, 10/1/2013, Leverage Factor at purchase date: 2 to 1 (a)
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/01/2014 (a) (d)	3,945,000	4,560,038
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 14, 144A, 8.26%, 10/1/2012, Leverage Factor at purchase date: 2 to 1 (a)
		22,212,586
Florida 0.4%
Lee County, FL, Airport Revenue, AMT, Series A, 6.0%, 10/01/2013 (a) (d)	7,920,000	8,572,133
Trust: Lee County, FL, Airport Revenue, AMT, Series 14, 144A, 8.21%, 10/1/2013, Leverage Factor at purchase date: 2 to 1 (a)
Lee County, FL, Airport Revenue, AMT, Series A, 6.0%, 10/01/2020 (a) (d)	2,820,000	3,065,354
Trust: Lee County, FL, Airport Revenue, AMT , Series 14, 144A, 8.21%, 10/1/2020, Leverage Factor at purchase date: 2 to 1 (a)
Lee County, FL, Airport Revenue, AMT, Series A, 6.125%, 10/01/2015 (a) (d)	3,000,000	3,279,900
Trust: Lee County, FL, Airport Revenue, AMT , Series 14, 144A, 8.46%, 10/1/2015, Leverage Factor at purchase date: 2 to 1 (a)
		14,917,387
Georgia 0.3%
Georgia, Municipal Electric Authority, Power Revenue, Series B, 6.375%, 1/01/2016 (d)	9,200,000	11,087,978
Trust: Georgia, Electric Revenue, RITES-PA 786, 9.005%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
Illinois 1.4%
Cook County, IL, Capital Improvement, 6.5%, 11/15/2013 (a) (d)	21,220,000	24,903,474
Trust: Cook County, IL, County General Obligation, RITES-PA 591, 144A, 9.245%, 11/15/2013, Leverage Factor at purchase date: 2 to 1 (a)
Illinois, Regional Transportation Authority, Series A, 6.7%, 11/01/2021 (d)	25,800,000	32,559,084
Trust: Illinois, Transportation/Tolls Revenue, Regional Transportation Authority, RITES-PA 584, 9.645%, 11/1/2021, Leverage Factor at purchase date: 2 to 1
		57,462,558
Massachusetts 0.5%
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/01/2015 (a) (d)	4,000,000	4,376,177
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/01/2016 (a) (d)	2,750,000	3,012,103
Trust: Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series 563, 144A, 7.525%, 1/1/2016, Leverage Factor at purchase date: 2 to 1 (a)
Massachusetts, State General Obligation, Series C, 5.75%, 10/01/2015 (d)	12,190,000	13,131,921
Trust: Massachusetts, State General Obligation, RITES-PA 793, 144A, 7.785%, 10/1/2008, Leverage Factor at purchase date: 2 to 1
		20,520,201
Michigan 0.4%
Michigan, State Building Authority Revenue, Facilities Program, Series I, 5.5%, 10/15/2014 (d)	8,310,000	8,995,160
Trust: Michigan, State Agency General Obligation Lease, RITES-PA 889R, Series A, 144A, 7.26%, 4/15/2009, Leverage Factor at purchase date: 2 to 1
Michigan, State Building Authority Revenue, Facilities Program Series I, 5.5%, 10/15/2015 (d)	5,000,000	5,409,450
Trust: Michigan, State Agency General Obligation Lease, Building Authority, RITES-PA 899R, Series B, 144A, 7.26%, 4/15/2009, Leverage Factor at purchase date: 2 to 1
		14,404,610
New Jersey 3.2%
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/01/2013 (a) (d)	9,000,000	9,963,132
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/01/2014 (a) (d)	8,000,000	8,969,520
New Jersey, Highway Authority Revenue, Garden State Parkway,5.5%, 1/01/2015 (a) (d)	5,500,000	6,223,195
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/01/2016 (a) (d)	7,370,000	8,422,215
Trust: New Jersey, Highway Authority Revenue, Garden State Parkway, Series 247, ETM, 144A, 7.263%, 1/1/2013, Leverage Factor at purchase date: 2 to 1 (a)
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2016 (d)	4,000,000	4,612,720
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2017 (d)	4,000,000	4,646,200
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2018 (d)	3,000,000	3,505,710
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2020 (d)	11,000,000	13,299,760
Trust: New Jersey, State Agency Revenue, Transportation Trust Fund Authority, Residual Certificates, Series 224, 144A, 7.765%, 6/15/2016, Leverage Factor at purchase date: 2 to 1
New Jersey, State Transportation Corporate Certificates, Series B, 6.0%, 9/15/2015 (a) (d)	10,380,000	11,276,053
Trust: New Jersey, State Revenue Lease, Transportation Trust Fund Authority, RITES-PA 785, 144A, 8.275%, 9/15/2015, Leverage Factor at purchase date: 2 to 1 (a)
New Jersey, State Turnpike Authority Revenue, Prerefunded, Series C, 6.5%, 1/01/2016 (a) (d)	42,340,000	49,908,698
Trust: New Jersey, Transportation/Tolls Revenue, Turnpike Authority, RITES-PA 613, 144A, 9.255%, 1/1/2011, Leverage Factor at purchase date: 2 to 1 (a)
New Jersey, State Turnpike Authority Revenue, Series C, 6.5%, 1/01/2016 (d)	7,660,000	9,029,302
Trust: New Jersey, Transportation/Tolls Revenue, Turnpike Authority, RITES-PA 614, 144A, 9.255%, 1/1/2016, Leverage Factor at purchase date: 2 to 1 (a)
		129,856,505
New York 1.1%
Monroe County, NY, Airport Authority Revenue, Greater Rochester International Airport, 5.75%, 1/01/2014 (a) (d)	4,010,000	4,478,448
Trust: Monroe County, NY, Airport Revenue, AMT, RITES-PA 585A, 144A, 7.735%, 1/1/2011, Leverage Factor at purchase date: 2 to 1
Monroe County, NY, Airport Authority Revenue, Greater Rochester International Airport, 5.75%, 1/01/2015 (a) (d)	5,030,000	5,662,447
Trust: Monroe County, NY, Airport Revenue, AMT, RITES-PA 585B, 144A, 7.735%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Monroe County, NY, Airport Authority Revenue, Greater Rochester International Airport, 5.75%, 1/01/2016 (a) (d)	3,830,000	4,384,986
Trust: Monroe County, NY, Airport Revenue, AMT, RITES-PA 585C, 144A, 7.985%, 7/1/2012, Leverage Factor at purchase date: 2 to 1
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2017 (a) (d)	15,000,000	16,562,400
Trust: New York, Transportation/Tolls Revenue, Securities Trust Certificates, 144A, 7.31%, 11/15/2017, Leverage Factor at purchase date: 2 to 1 (a)
New York & New Jersey , Port Authority,Series 120, 5.75%, 10/15/2014 (a) (d)	12,320,000	12,653,072
Trust: New York and New Jersey, Port Authority Revenue, Series R-42, AMT, 144A, 7.73%, 10/15/2007, Leverage Factor at purchase date: 2 to 1 (a)
		43,741,353
Pennsylvania 2.3%
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/01/2010 (a) (d)	6,000,000	6,350,010
Trust: Allegheny County, PA, Airport Revenue, AMT , RITES-PA 567A, 144A, 7.715%, 7/1/2007, Leverage Factor at purchase date: 2 to 1 (a)
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/01/2011 (a) (d)	3,000,000	3,225,255
Trust: Allegheny County, PA, Airport Revenue, AMT, RITES-PA 567B, 144A, 7.715%, 7/1/2008, Leverage Factor at purchase date: 2 to 1 (a)
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/01/2013 (a) (d)	6,320,000	6,965,778
Trust: Allegheny County, PA, Airport Revenue, AMT, RITES-PA 567C, 144A, 7.715%, 1/1/2010, Leverage Factor at purchase date: 2 to 1 (a)
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/01/2014 (a) (d)	10,500,000	11,719,732
Trust: Allegheny County, PA, Airport Revenue, AMT , RITES-PA 567D, 144A, 7.715%, 1/1/2011, Leverage Factor at purchase date: 2 to 1 (a)
Delaware Valley, PA, Regional Financial Authority, Local Government Revenue, 5.75%, 7/01/2017 (d)	25,000,000	28,873,375
Trust: Delaware Valley, PA, Core City General Obligation, Regional Financial Authority, RITES-PA 1028, 144A, 7.77%, 1/1/2014, Leverage Factor at purchase date: 2 to 1
Pennsylvania, Special Tax Revenue, Intergovernmental Cooperative Authority,Philadelphia Funding Program, 5.25%, 6/15/2013 (a)	4,450,000	4,626,754
Trust: Pennsylvania, Sales & Special Tax Revenue, Intergovernmental Cooperative Authority 6.73%, 6/15/2013, Leverage Factor at purchase date: 2 to 1
Pennsylvania, Special Tax Revenue, Intergovernmental Cooperative Authority,Philadelphia Funding Program, 5.25%, 6/15/2014 (a) (d)	5,000,000	5,196,750
Trust: Pennsylvania, Sales & Special Tax Revenue, Intergovernmental Cooperative Authority 144A, 6.73%, 6/15/2014, Leverage Factor at purchase date: 2 to 1 (a)
Pennsylvania, Special Tax Revenue, Intergovernmental Cooperative Authority,Philadelphia Funding Program, 5.25%, 6/15/2015 (a) (d)	4,500,000	4,670,955
Trust: Pennsylvania, Sales & Special Tax Revenue, Intergovernmental Cooperative Authority 144A, 6.73%, 6/15/2015, Leverage Factor at purchase date: 2 to 1 (a)
Pennsylvania, State General Obligation, Series 2, 5.5%, 5/01/2019 (a) (d)	20,000,000	21,932,500
Trust: Pennsylvania, State General Obligation, RITES-PA 1035R, 10.789%, 5/1/2019, Leverage Factor at purchase date: 4 to 1
		93,561,109
Puerto Rico 1.2%
Puerto Rico Commonwealth, Public Improvements, Series A, 5.5%, 7/01/2021 (a) (d)	6,000,000	7,107,960
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 994RC, 144A, 7.32%, 7/1/2007, Leverage Factor at purchase date: 2 to 1 (a)
Puerto Rico Commonwealth, Public Improvements, Series A, 5.5%, 7/01/2010 (a) (d)	7,440,000	8,716,146
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 944RA, 144A, 7.32%, 7/1/2015, Leverage Factor at purchase date: 2 to 1 (a)
Puerto Rico Commonwealth, Public Improvements, Series A, 5.5%, 7/01/2019 (a) (d)	22,650,000	26,535,041
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 943R, 144A, 7.32%, 7/1/2019, Leverage Factor at purchase date: 2 to 1 (a)
Puerto Rico Commonwealth, General Obligation, 6.0%, 7/01/2013 (a) (d)	5,000,000	5,731,000
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 620A, 144A, 8.305%, 7/1/2010, Leverage Factor at purchase date: 2 to 1 (a)
Puerto Rico Commonwealth, General Obligation, 6.0%, 7/01/2016 (a) (d)	2,000,000	2,385,260
Trust: Puerto Rico Commonwealth, General Obligation, RITES-PA 620C, 144A, 8.305%, 1/1/2013, Leverage Factor at purchase date: 2 to 1 (a)
		50,475,407
Tennessee 0.5%
Knox County, TN, Health, Educational, & Housing Facilities, Hospital Revenue, Fort Sanders Alliance, 5.75%, 1/01/2012 (a) (d)	17,880,000	19,603,629
Trust: Knox County, TN, Hospital & Healthcare Revenue, RITES-PA 750, 144A, 7.765%, 1/1/2012, Leverage Factor at purchase date: 2 to 1 (a)
Texas 1.7%
Texas, Dallas-Fort Worth International Airport Revenue, Series A, 5.5%, 11/01/2019 (a) (d)	15,750,000	17,244,675
Texas, Dallas-Fort Worth International Airport Revenue, Series A, 5.5%, 11/01/2020 (a) (d)	20,000,000	21,898,000
Trust: Dallas, TX, Airport Revenue, International Airport, Series 350, AMT, 144A, 7.212%, 5/1/2011, Leverage Factor at purchase date: 2 to 1 (a)
Dallas County, TX, Utility & Reclamation District, 5.25%, 2/15/2018 (a) (d)	7,830,000	8,485,997
Trust: Dallas, TX, Utility & Reclamation District, RITES PA-1136, 144A, 6.73%, 2/15/2011, Leverage Factor at purchase date: 2 to 1
Dallas County, TX, Utility & Reclamation District, 5.25%, 2/15/2019 (a) (d)	8,220,000	8,908,675
Trust: Dallas, TX, Utility & Reclamation District, RITES PA-1136, 6.73%, 2/15/2011, Leverage Factor at purchase date: 2 to 1 (a)
Dallas, County TX, Utility & Reclamation District, 5.25%, 2/15/2020 (a) (d)	10,250,000	11,108,745
Trust: Dallas, TX, Utility & Reclamation District, RITES PA-1136, 144A, 6.73%, 2/15/2011, Leverage Factor at purchase date: 2 to 1 (a)
		67,646,092
Total Municipal Inverse Floating Rate Notes (Cost $591,692,975)		641,250,259
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,923,695,808)+	106.5	4,305,906,565
Other Assets and Liabilities, Net	(6.5)	(260,971,475)
Net Assets	100.0	4,044,935,090
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2006.
+ The cost for federal income tax purposes was $3,919,220,217. At November 30, 2006, net unrealized appreciation for all securities based on tax cost was $386,686,348. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $391,924,762 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,238,414.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	12.6
Financial Guaranty Insurance Company	11.6
Financial Security Assurance Inc.	9.6
MBIA Corp.	30.5
XL Capital Assurance	0.2
(b) Security incorporates a letter of credit from a major bank.
(c) All or a portion of these securities represent collateral held in connection with open interest rate swaps.
(d) Security forms part of the below tender option bond trust. Principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At November 30, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
1/25/2007 1/25/2027	39,900,000++	Fixed — 4.384%	Floating — BMA	(2,815,444)
1/25/2007 1/25/2027	58,600,000+++	Fixed — 4.347%	Floating — BMA	(4,127,603)
10/6/2006 4/5/2027	85,000,000++++	Fixed — 4.347%	Floating — BMA	(1,915,318)
10/16/2006 4/12/2027	61,000,000+	Fixed — 4.105%	Floating — BMA	(2,401,402)
11/2/2006 5/2/2027	43,600,000++	Fixed — 3.892%	Floating — BMA	(542,836)
11/2/2006 5/2/2027	43,400,000+	Fixed — 3.56%	Floating — BMA	(529,444)
Total unrealized depreciation on open interest rate swaps				(12,332,047)
Counterparties: + Lehman Brothers, Inc. ++ Citibank NA +++ Merrill Lynch, Pierce, Fenner & Smith, Incorporated ++++ Goldman Sachs & Co. BMA: Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006 (Unaudited)
Assets
Investments in securities, at value (cost $3,923,695,808)	$ 4,305,906,565
Receivable for investments sold	315,000
Interest receivable	62,200,783
Receivable for Fund shares sold	348,124
Other assets	60,312
Total assets	4,368,830,784
Liabilities
Due to custodian	7,741,052
Payable for investments purchased	6,650,000
Payable for floating rate notes issued	289,462,500
Unrealized depreciation on swap contracts	12,332,047
Distributions payable	1,977,779
Payable for Fund shares redeemed	2,862,576
Accrued management fee	1,131,198
Other accrued expenses and payables	1,738,542
Total liabilities	323,895,694
Net assets, at value	$ 4,044,935,090
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(3,109,501)
Net unrealized appreciation (depreciation) on: Investments	382,210,757
Interest rate swaps	(12,332,047)
Accumulated distributions in excess of net realized gain (loss)	(13,715,503)
Paid-in capital	3,691,881,384
Net assets, at value	$ 4,044,935,090
Statement of Assets and Liabilities as of November 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,933,803,956 ÷ 211,085,412 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.16
Maximum offering price per share (100 ÷ 95.5 of $9.16)	$ 9.59

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,029,862 ÷ 2,513,099 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.16

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,230,794 ÷ 2,426,528 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.16
Class S Net Asset Value, offering and redemption price(a) per share ($2,063,542,779 ÷ 224,962,341 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.17
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,327,699 ÷ 254,056 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.16
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 105,475,835
Expenses: Investment management fee	6,667,238
Administration fee	2,037,001
Services to shareholders	1,364,598
Custodian fees	11,079
Distribution service fees	2,540,475
Auditing	47,879
Legal	30,771
Trustees' fees and expenses	85,433
Reports to shareholders	102,459
Interest expense and fees	5,653,552
Registration fees	39,707
Other	127,817
Total expenses before expense reductions	18,708,009
Expense reductions	(474,142)
Total expenses after expense reductions	18,233,867
Net investment income	87,241,968
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,303,119
Interest rate swaps	4,206,906
8,510,025
Net unrealized appreciation (depreciation) during the period on: Investments	99,082,076
Interest rate swaps	(26,236,570)
72,845,506
Net gain (loss) on investment transactions	81,355,531
Net increase (decrease) in net assets resulting from operations	$ 168,597,499

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2006
Cash Flows from Operating Activities:
Investment income received	$ 102,161,049
Payment of operating expenses	(12,838,045)
Payment of interest expense and fees	(5,653,552)
Proceeds from sales and maturities of investments	1,507,686,151
Purchases of investments	(1,362,160,760)
Cash provided (used) by operating activities	$ 229,194,843
Cash Flows from Financing Activities:
Proceeds from shares sold	76,291,486
Cost of shares repurchased	(258,719,602)
Distributions paid (net of reinvestment of distributions)	(44,568,081)
Increase (decrease) in payable for floating rate notes issued	(10,000,000)
Cash provided (used) by financing activities	(236,996,197)
Increase (decrease) in cash	(7,801,354)
Cash at beginning of period*	60,302
Cash at end of period*	$ (7,741,052)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 168,597,499
Net (increase) decrease in cost of investments	129,768,436
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(99,082,076)
(Increase) decrease in unrealized appreciation on Swaps	13,904,523
(Increase) decrease in receivable for investments sold	60,000
(Increase) decrease in interest receivable	1,559,463
(Increase) decrease in other assets	29,630
Increase (decrease) in payable for investments purchased	2,283,051
(Increase) decrease in depreciation on Swaps Contracts	12,332,047
Increase (decrease) in other accrued expenses and payables	(257,730)
Cash provided (used) by operating activities	$ 229,194,843
Non-Cash Financing Activities:
Reinvestment of distributions	$ 71,218,137

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2006 (Unaudited)	Year Ended May 31,2006
			Operations: Net investment income	$ 87,241,968	$ 191,313,528
Net realized gain (loss) on investment transactions	8,510,025	30,665,324
Net unrealized appreciation (depreciation) during the period on investment transactions	72,845,506	(107,267,393)
Net increase (decrease) in net assets resulting from operations	168,597,499	114,711,459
Distributions to shareholders from: Net investment income: Class A	(42,129,830)	(89,129,780)
Class B	(439,530)	(1,077,478)
Class C	(398,362)	(817,619)
Class AARP	(7,707,402)	(64,190,013)
Class S	(39,941,673)	(34,904,229)
Institutional Class	(76,379)	(73,786)
Net realized gains: Class A	(11,303,769)	(336,119)
Class B	(134,424)	(4,956)
Class C	(129,588)	(3,721)
Class AARP	—	(230,599)
Class S	(12,041,412)	(124,567)
Institutional Class	(13,596)	(242)
Fund share transactions: Proceeds from shares sold	74,075,524	158,763,783
Reinvestment of distributions	71,218,137	117,680,585
Cost of shares redeemed	(258,357,154)	(540,504,465)
Redemption fees	664	8,795
Net increase (decrease) in net assets from Fund share transactions	(113,062,829)	(264,051,302)
Increase (decrease) in net assets	(58,781,295)	(340,232,952)
Net assets at beginning of period	4,103,716,385	4,443,949,337
Net assets at end of period (including accumulated distributions in excess of net investment income of $3,109,501 and undistributed net investment income of $341,707, respectively)	$ 4,044,935,090	$ 4,103,716,385

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.12	$ 9.00
Income from investment operations: Net investment income	.19	.40	.42	.43	.42	.42
Net realized and unrealized gain (loss) on investment transactions	.18	(.16)	.16	(.46)	.41	.12
Total from investment operations	.37	.24	.58	(.03)	.83	.54
Less distributions from: Net investment income	(.20)	(.40)	(.42)	(.43)	(.42)	(.42)
Net realized gain on investment transactions	(.05)	(.00)***	(.00)***	—	(.03)	—
Total distributions	(.25)	(.40)	(.42)	(.43)	(.45)	(.42)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.16	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.12
Total Return (%)[c]	4.16d**	2.65[d]	6.53	(.31)	9.41	5.94**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,934	1,949	2,147	2,183	2,454	2,416
Ratio of expenses before expense reductions (including interest expense) (%)[e]	1.03*	1.11	.88	.84	.87	.87*
Ratio of expenses after expense reductions (including interest expense) (%)[e]	1.01*	1.09	.88	.84	.87	.87*
Ratio of expenses after expense reductions (excluding interest expense) (%)	.73*	.74	.74	.75	.75	.77*
Ratio of net investment income (%)	4.17*	4.38	4.56	4.61	4.66	4.74*
Portfolio turnover rate (%)	25*	28	31	24	22	33
[a] For the six months ended November 30, 2006 (Unaudited).
[b] For the period from June 11, 2001 (commencement of operations of Class A shares) to May 31, 2002.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.11	$ 9.00
Income from investment operations: Net investment income	.15	.33	.35	.36	.35	.35
Net realized and unrealized gain (loss) on investment transactions	.18	(.16)	.16	(.46)	.42	.11
Total from investment operations	.33	.17	.51	(.10)	.77	.46
Less distributions from: Net investment income	(.16)	(.33)	(.35)	(.36)	(.35)	(.35)
Net realized gain on investment transactions	(.05)	(.00)***	(.00)***	—	(.03)	—
Total distributions	(.21)	(.33)	(.35)	(.36)	(.38)	(.35)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.16	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.11
Total Return (%)[c]	3.77d**	1.88[d]	5.70[d]	(1.07)	8.52	5.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	26	34	47	66	65
Ratio of expenses before expense reductions (including interest expense (%)[e]	1.82*	1.88	1.68	1.61	1.65	1.68*
Ratio of expenses after expense reductions (including interest expense (%)[e]	1.76*	1.84	1.67	1.61	1.65	1.68*
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.48*	1.49	1.53	1.52	1.53	1.58*
Ratio of net investment income (%)	3.42*	3.63	3.77	3.84	3.88	3.93*
Portfolio turnover rate (%)	25*	28	31	24	22	33
[a] For the six months ended November 30, 2006 (Unaudited).
[b] For the period from June 11, 2001 (commencement of operations of Class B shares) to May 31, 2002.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.11	$ 9.00
Income from investment operations: Net investment income	.15	.33	.35	.36	.35	.34
Net realized and unrealized gain (loss) on investment transactions	.18	(.16)	.16	(.46)	.42	.11
Total from investment operations	.33	.17	.51	(.10)	.77	.45
Less distributions from: Net investment income	(.16)	(.33)	(.35)	(.36)	(.35)	(.34)
Net realized gain on investment transactions	(.05)	(.00)***	(.00)***	—	(.03)	—
Total distributions	(.21)	(.33)	(.35)	(.36)	(.38)	(.34)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.16	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.11
Total Return (%)[c]	3.76d**	1.86[d]	5.72	(1.09)	8.52	5.11**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	22	24	25	24	14
Ratio of expenses before expense reductions (including interest expense) (%)[e]	1.80*	1.88	1.65	1.63	1.68	1.69*
Ratio of expenses after expense reductions (including interest expense) (%)[e]	1.77*	1.85	1.65	1.63	1.68	1.69*
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.49*	1.50	1.51	1.54	1.56	1.59*
Ratio of net investment income (%)	3.41*	3.62	3.80	3.82	3.85	3.92*
Portfolio turnover rate (%)	25*	28	31	24	22	33
[a] For the six months ended November 30, 2006 (Unaudited).
[b] For the period from June 11, 2001 (commencement of operations of Class C shares) to May 31, 2002.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.05	$ 9.21	$ 9.05	$ 9.50	$ 9.12	$ 8.95
Income from investment operations: Net investment income	.20	.42	.44	.45	.44	.45
Net realized and unrealized gain (loss) on investment transactions	.18	(.16)	.16	(.45)	.41	.17
Total from investment operations	.38	.26	.60	—	.85	.62
Less distributions from: Net investment income	(.21)	(.42)	(.44)	(.45)	(.44)	(.45)
Net realized gain on investment transactions	(.05)	(.00)***	(.00)***	—	(.03)	—
Total distributions	(.26)	(.42)	(.44)	(.45)	(.47)	(.45)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.17	$ 9.05	$ 9.21	$ 9.05	$ 9.50	$ 9.12
Total Return (%)	4.28b**	2.88	6.81	(.01)[b]	9.49	7.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,064	771	789	798	837	812
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.80*	.86	.63	.65	.68	.67
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.77*	.86	.63	.64	.68	.67
Ratio of expenses after expense reductions (excluding interest expense) (%)	.49*	.51	.49	.55	.56	.57
Ratio of net investment income (%)	4.41*	4.61	4.82	4.81	4.85	4.92
Portfolio turnover rate (%)	25*	28	31	24	22	33
[a] For the six months ended November 30, 2006 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2006[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.04	$ 9.21	$ 9.05	$ 9.50	$ 9.33
Income from investment operations: Net investment income	.20	.42	.45	.44	.31
Net realized and unrealized gain (loss) on investment transactions	.18	(.17)	.16	(.45)	.20
Total from investment operations	.38	.25	.61	(.01)	.51
Less distributions from: Net investment income	(.21)	(.42)	(.45)	(.44)	(.31)
Net realized gain on investment transactions	(.05)	(.00)***	(.00)***	—	(.03)
Total distributions	(.26)	(.42)	(.45)	(.44)	(.34)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.16	$ 9.04	$ 9.21	$ 9.05	$ 9.50
Total Return (%)	4.26**	2.82	6.86[c]	(.06)[c]	5.94**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	4.45		.01	.001
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.77*	.88	.66	.75	.66*
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.77*	.88	.63	.63	.66*
Ratio of expenses after expense reductions (excluding interest expense) (%)	.49*	.53	.49	.54	.54*
Ratio of net investment income (%)	4.41*	4.59	4.81	4.82	4.74*
Portfolio turnover rate (%)	25*	28	31	24	22
[a] For the six months ended November 30, 2006 (Unaudited).
[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to May 31, 2003.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Managed Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Inverse Floaters. Inverse floating rate notes are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factor. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended November 30, 2006 was approximately $292,000,000, with a weighted average interest rate of 3.87%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at November 30, 2006.

B. Purchases and Sales of Securities

During the six months ended November 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $501,730,346 and $563,476,151, respectively.

C. Related Parties

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets, accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

Accordingly, for the six months ended November 30, 2006, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.33% of the Fund's average daily net assets.

For the period from June 1, 2006 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of certain classes as follows:

Class A	.73%
Class B	1.48%
Class C	1.49%
Institutional Class	.50%

For Class S shares, effective June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.49%. Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.50%.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2006, the Advisor received an Administration Fee of $2,037,001, of which $332,165 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S and Class AARP (through July 14, 2006) shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended November 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2006
Class A	$ 403,924	$ 188,507	$ 92,764
Class B	8,783	7,351	558
Class C	5,536	3,446	872
Class AARP	88,440	88,440	—
Class S	404,558	186,143	43,499
Institutional Class	485	—	275
	$ 911,726	$ 473,887	$ 137,968

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2006
Class B	$ 91,910	$ 15,482
Class C	83,450	13,899
	$ 175,360	$ 29,381

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to the shareholders of Class A, Class B and Class C at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at November 30, 2006	Annualized Effective Rate
Class A	$ 2,308,313	$ 338,676.24%
Class B	29,445	1,292.24%
Class C	27,357	3,970.25%
	$ 2,365,115	$ 343,938

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid to DWS-SDI in connection with the distribution of Class A shares for the six months ended November 30, 2006 aggregated $40,522.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2006, the CDSC for Class B and C shares aggregated $29,665 and $2,455, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2006, SDI received $51 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,440, of which $11,160 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2006, the custodian fee was reduced by $255 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2006		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,370,291	$ 30,629,190	3,885,955	$ 35,418,358
Class B	37,568	340,540	92,277	841,426
Class C	252,366	2,289,860	337,517	3,067,780
Class AARP*	307,088	2,773,392	3,803,351	34,746,898
Class S	4,134,183	37,910,492	8,925,027	80,969,206
Institutional Class	14,395	132,050	407,977	3,720,115
		$ 74,075,524		$ 158,763,783
Shares issued to shareholders in reinvestment of distributions
Class A	3,987,351	$ 36,328,165	6,358,068	$ 58,032,583
Class B	38,309	349,134	67,738	618,608
Class C	43,461	396,050	64,010	584,225
Class AARP*	374,916	3,355,516	4,232,888	38,680,159
Class S	3,362,207	30,752,734	2,160,795	19,743,243
Institutional Class	4,008	36,538	2,397	21,767
		$ 71,218,137		$ 117,680,585
Shares redeemed
Class A	(11,924,004)	$ (108,456,751)	(27,866,712)	$ (254,164,213)
Class B	(442,395)	(4,025,073)	(1,021,856)	(9,326,095)
Class C	(315,299)	(2,870,074)	(569,050)	(5,184,157)
Class AARP*	(2,313,040)	(20,841,378)	(18,230,222)	(166,270,033)
Class S	(13,245,206)	(120,591,999)	(11,523,067)	(105,083,415)
Institutional Class	(171,615)	(1,571,879)	(52,195)	(476,552)
		$ (258,357,154)		$ (540,504,465)
Shares converted*
Class S	145,539,546	$ 1,310,876,971	—	$ —
Class AARP	(145,519,980)	(1,310,876,971)	—	—
Redemption fees		$ 664		$ 8,795
Net increase (decrease)
Class A	(4,566,362)	$ (41,498,816)	(17,622,689)	$ (160,712,683)
Class B	(366,518)	(3,335,315)	(861,841)	(7,866,059)
Class C	(19,472)	(184,164)	(167,523)	(1,532,134)
Class AARP*	(147,151,016)	(1,325,589,441)	(10,193,983)	(92,842,599)
Class S	139,790,730	1,258,948,198	(437,245)	(4,363,157)
Institutional Class	(153,212)	(1,403,291)	358,179	3,265,330
		$ (113,062,829)		$ (264,051,302)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Managed Municipal Bond Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Municipal Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	398,427,388.794	14,910,286.909
Dawn-Marie Driscoll	398,547,823.407	14,789,852.296
Keith R. Fox	398,603,100.489	14,734,575.214
Kenneth C. Froewiss	398,471,580.537	14,866,095.166
Martin J. Gruber	398,241,707.878	15,095.967.825
Richard J. Herring	398,413,658.458	14,924,017.245
Graham E. Jones	398,277,770.609	15,059,905.094
Rebecca W. Rimel	398,575,790.193	14,761,885.510
Philip Saunders, Jr.	398,377,368.962	14,960,306.741
William N. Searcy, Jr.	398,655,233.476	14,682,442.227
Jean Gleason Stromberg	398,477,592.998	14,860,082.705
Carl W. Vogt	397,959,556.604	15,378,119.099
Axel Schwarzer	398,598,027.674	14,739,648.029

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
291,011,094.276	12,837,623.247	14,444,960.862	45,938,080.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
286,001,256.847	17,043,089.194	15,249,332.344	45,938,080.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
288,724,934.484	13,894,191.881	15,674,552.020	45,938,080.000

IV-A. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Municipal Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
327,741,040.378	14,224,068.278	17,302,295.047	54,070,272.000

The Meeting was reconvened on August 31, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
352,968,740.253	17,661,451.618	17,955,802.750	46,481,745.000
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended June 30, 2006 and has underperformed its benchmark in the five year period ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SMLIX
CUSIP Number	23337W-709	23337W-808	23337W-881	23337W-857
Fund Number	466	666	766	544
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
		Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCMBX
Fund Number	2066

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Management of the Registrant has determined that as of and prior to November 30, 2006, the Registrant had a material weakness in its internal control over financial reporting related to the review, analysis and determination of whether certain transfers of municipal securities qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140. Since November 30, 2006, but prior to the date of this filing, management has revised its internal control over financial reporting to improve the effectiveness of the controls to ensure that transactions in transfers of municipal securities are accounted for properly.

Management notes that other investment companies investing in similar investments over the same time periods had been accounting for such investments in a similar manner as the Registrant. Accordingly, other investment companies are also concluding that there was a material weakness in their internal control over financial reporting of such investments.

(b)

There have been no changes in the Registrant's internal control over financial reporting that occurred during the Registrant’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to November 30, 2006, the Registrant's internal control over financial reporting was enhanced.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 26, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 26, 2007